EXHIBIT 4.1

--------------------------------------------------------------------------------

                     EMERGENT HOME EQUITY LOAN TRUST 1997-4

           Class A Home Equity Loan Asset Backed Notes, Series 1997-4

                                    INDENTURE

                          Dated as of December 1, 1997

                            FIRST UNION NATIONAL BANK

                                Indenture Trustee

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE..........................3

  SECTION 1.1.    Definitions..................................................3
  SECTION 1.2.    Incorporation by Reference of the Trust Indenture Act........3
  SECTION 1.3.    Rules of Construction........................................3
  SECTION 1.4.    Conflict with TIA............................................3

ARTICLE II. THE NOTES .........................................................4

  SECTION 2.1.    Form ........................................................4
  SECTION 2.2.    Execution, Authentication and Delivery.......................4
  SECTION 2.3.    Registration; Registration of Transfer and Exchange..........4
  SECTION 2.4.    Mutilated, Destroyed, Lost or Stolen Notes...................6
  SECTION 2.5.    Persons Deemed Owners........................................7
  SECTION 2.6.    Payment of Principal and Interest; Defaulted Interest........7
  SECTION 2.7.    Cancellation.................................................7
  SECTION 2.8.    Release of Collateral........................................8
  SECTION 2.9.    Book-Entry Notes.............................................8
  SECTION 2.10.   Notices to Depository........................................9
  SECTION 2.11.   Definitive Notes.............................................9

ARTICLE III. COVENANTS ........................................................9

  SECTION 3.1.    Payment of Principal and Interest............................9
  SECTION 3.2.    Maintenance of Office or Agency.............................10
  SECTION 3.3.    Money for Payments to Be Held in Trust......................10
  SECTION 3.4.    Existence ..................................................11
  SECTION 3.5.    Protection of Trust Property................................11
  SECTION 3.6.    Opinions as to Trust Property...............................12
  SECTION 3.7.    Performance of Obligations; Servicing of Mortgage Loans.....12
  SECTION 3.8.    Negative Covenants..........................................13
  SECTION 3.9.    Annual Statement as to Compliance...........................14
  SECTION 3.10.   Issuer May Not Consolidate..................................14
  SECTION 3.11.   No Other Business...........................................14
  SECTION 3.12.   No Borrowing; Use of Proceeds...............................14
  SECTION 3.13.   Servicer's Obligations......................................14
  SECTION 3.14.   Guarantees, Loans, Advances and Other Liabilities...........14

  SECTION 3.15.   Capital Expenditures........................................15
  SECTION 3.16.   Compliance with Laws........................................15
  SECTION 3.17.   Restricted Payments.........................................15
  SECTION 3.18.   Notice of Events of Default and Servicer Events of Default..15
  SECTION 3.19.   Further Instruments and Acts................................15
  SECTION 3.20.   Amendments of Sale and Servicing Agreement
                    and Trust Agreement.......................................15
  SECTION 3.21.   Income Tax Characterization.................................15
  SECTION 3.22.   Annual REIT Certification...................................16

ARTICLE IV. SATISFACTION AND DISCHARGE........................................16

  SECTION 4.1.    Satisfaction and Discharge of Indenture.....................16
  SECTION 4.2.    Application of Trust Money..................................17
  SECTION 4.3.    Repayment of Monies Held by Note Paying Agent...............17

ARTICLE V. REMEDIES  17

  SECTION 5.1.    Events of Default...........................................17
  SECTION 5.2.    Acceleration of Maturity; Rescission and Annulment..........18
  SECTION 5.3.    Remedies ...................................................19
  SECTION 5.4.    Indenture Trustee Shall File Proofs of Claim................19
  SECTION 5.5.    Indenture Trustee May Enforce Claims Without
                    Possession of Notes.......................................20
  SECTION 5.6.    Application of Money Collected..............................20
  SECTION 5.7.    Limitation on Rights of Noteholders.........................21
  SECTION 5.8.    Unconditional Rights of Noteholders to Receive
                    Principal and Interest....................................22
  SECTION 5.9.    Restoration of Rights and Remedies..........................22
  SECTION 5.10.   Rights and Remedies Cumulative..............................22
  SECTION 5.11.   Delay or Omission Not a Waiver..............................22
  SECTION 5.12.   Control by Insurer or Noteholders...........................22
  SECTION 5.13.   Undertaking for Costs.......................................23
  SECTION 5.14.   Waiver of Stay or Extension Laws............................23
  SECTION 5.15.   Action on Notes.............................................23
  SECTION 5.16.   Performance and Enforcement of Certain Obligations..........23
  SECTION 5.17.   Subrogation.................................................24
  SECTION 5.18.   Preference Claims...........................................24
  SECTION 5.19.   Sale of Trust Estate........................................24
  SECTION 5.20.   Waiver of Past Defaults.....................................26

ARTICLE VI. THE INDENTURE TRUSTEE.............................................26

  SECTION 6.1.    Duties of Indenture Trustee.................................26
  SECTION 6.2.    Rights of Indenture Trustee.................................28
  SECTION 6.3.    Individual Rights of Indenture Trustee......................29
  SECTION 6.4.    Indenture Trustee's Disclaimer..............................29
  SECTION 6.5.    Notice of Defaults..........................................30
  SECTION 6.6.    Reports by Indenture Trustee to Holders.....................30
  SECTION 6.7.    Compensation and Indemnity..................................30
  SECTION 6.8.    Replacement of Indenture Trustee............................30
  SECTION 6.9.    Successor Indenture Trustee by Merger.......................32
  SECTION 6.10.   Appointment of Co-Indenture Trustee or
                    Separate Indenture Trustee................................32
  SECTION 6.11.   Eligibility.................................................34
  SECTION 6.12.   Preferential Collection of Claims Against Issuer............34
  SECTION 6.13.   Appointment and Powers......................................34
  SECTION 6.14.   Performance of Duties.......................................34
  SECTION 6.15.   Limitation on Liability.....................................35
  SECTION 6.16.   Reliance Upon Documents.....................................35
  SECTION 6.17.   Representations and Warranties of the Indenture Trustee.....35
  SECTION 6.18.   Waiver of Setoffs...........................................36
  SECTION 6.19.   Suits for Enforcement.......................................36
  SECTION 6.20.   Mortgagor Claims............................................36
  SECTION 6.21.   Certain Available Information...............................37

ARTICLE VII. NOTEHOLDERS' LISTS AND REPORTS...................................37

  SECTION 7.1.    Issuer to Furnish to Indenture Trustee Names and Addresses of
                    Noteholders...............................................37
  SECTION 7.2.    Preservation of Information; Communications to Noteholders..38
  SECTION 7.3.    Reports by Issuer...........................................38
  SECTION 7.4.    Reports by Indenture Trustee................................38

ARTICLE VIII. ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION AND
              APPLICATION OF MONEYS; REPORTS..................................39

  SECTION 8.1.    Collection of Money.........................................39
  SECTION 8.2.    Release of Trust Property...................................39
  SECTION 8.3.    Payments ...................................................40
  SECTION 8.4.    Compliance with Withholding Requirements....................43
  SECTION 8.5.    Statements to Noteholders...................................43
  SECTION 8.6.    Rights of Securityholders...................................44
  SECTION 8.7.    Distribution Account........................................44

  SECTION 8.8.    The Pre-Funding Account.....................................45
  SECTION 8.9.    The Interest Coverage Account...............................45
  SECTION 8.10.   Expense Account.............................................46
  SECTION 8.11.   Redemption Account..........................................47
  SECTION 8.12.   Investment of Funds.........................................47

ARTICLE IX. SUPPLEMENTAL INDENTURES...........................................48

  SECTION 9.1.    Supplemental Indentures Without Consent of Noteholders......48
  SECTION 9.2.    Supplemental Indentures with Consent of
                    Insurer or Noteholders....................................49
  SECTION 9.3.    Execution of Supplemental Indentures........................51
  SECTION 9.4.    Effect of Supplemental Indenture............................51
  SECTION 9.5.    Conformity With Trust Indenture Act.........................51
  SECTION 9.6.    Reference in Notes to Supplemental Indentures...............51

ARTICLE X. REDEMPTION OF NOTES................................................51

  SECTION 10.1.   Redemption .................................................51
  SECTION 10.2.   Notice .....................................................52
  SECTION 10.3.   Presentation and Surrender of Notes and Payment.............52

ARTICLE XI. CERTAIN MATTERS REGARDING THE INSURER.............................52

  SECTION 11.1.   Rights of the Insurer to Exercise Rights
                    of Class A Noteholders....................................52
  SECTION 11.2.   Indenture Trustee to Act Solely with Consent of the Insurer.53
  SECTION 11.3.   Trust Property and Accounts Held for Benefit of the Insurer.53
  SECTION 11.4.   Claims Upon the Policy; Policy Payments Account.............53
  SECTION 11.5.   Notices to the Insurer......................................54
  SECTION 11.6.   Third-Party Beneficiary.....................................54
  SECTION 11.7.   Trustee to Hold the Policy..................................54

ARTICLE XII. MISCELLANEOUS....................................................55

  SECTION 12.1.   Compliance Certificates and Opinions, etc...................55
  SECTION 12.2.   Form of Documents Delivered to Indenture Trustee............55
  SECTION 12.3.   Acts of Noteholders.........................................56

  SECTION 12.4.   Notices, etc. to Indenture Trustee, Issuer, Insurer
                    and Rating Agencies.......................................56
  SECTION 12.5.   Notices to Noteholders; Waiver..............................57
  SECTION 12.6.   Alternate Payment and Notice Provisions.....................58
  SECTION 12.7.   Conflict with Trust Indenture Act...........................58
  SECTION 12.8.   Effect of Headings and Table of Contents....................58
  SECTION 12.9.   Successors and Assigns......................................58
  SECTION 12.10.  Separability................................................58
  SECTION 12.11.  Benefits of Indenture.......................................59
  SECTION 12.12.  Legal Holidays..............................................59
  SECTION 12.13.  GOVERNING LAW...............................................59
  SECTION 12.14.  Counterparts................................................59
  SECTION 12.15.  Recording of Indenture......................................59
  SECTION 12.16.  Trust Obligation............................................59
  SECTION 12.17.  No Petition.................................................60
  SECTION 12.18.  Inspection..................................................60
  SECTION 12.19.  Limitation of Liability.....................................60

EXHIBIT A -- Glossary of Defined Terms

EXHIBIT B-- Forms of Notes

       Exhibit B-1 -- Form of Class A-1 Note
       Exhibit B-2 -- Form of Class A-2 Note
       Exhibit B-3 -- Form of Class A-3 Note
       Exhibit B-4 -- Form of Class A-4 Note
       Exhibit B-5 -- Form of Class A-5 Note
       Exhibit B-6 -- Form of Class A-6 Note

Exhibit C -- Form of Financial Guaranty Insurance Policy

                     EMERGENT HOME EQUITY LOAN TRUST 1997-4

                  Reconciliation and Tie between the Indenture
                      dated as of December 1, 1997 and the
                     Trust Indenture Act of 1939, as amended

Trust Indenture Act Section                        Indenture Section
---------------------------                        -----------------

       ss. 310 (a) (1)                               ss. 6.11
          (a) (2)                                    ss. 6.11
          (a) (3)                                    ss. 6.10
          (a) (4)                                    Not Applicable
            (b)                                      ss. 6.11
            (c)                                      Not Applicable
          311(a)                                     ss. 6.12
            (b)                                      ss. 6.12
          312(a)                                     ss. 7.1
            (b)                                      ss. 7.2(b)
            (c)                                      ss. 7.2(c)
          313(a)                                     ss. 7.4
          (b) (1)                                    ss. 7.4
          (b) (2)                                    ss. 7.4
            (c)                                      ss.7.3, ss. 7.4
            (d)                                      ss. 7.4
          314(a)                                     ss. 3.9, ss. 7.3
            (b)                                      ss. 3.6
          (c) (1)                                    ss.2.8,ss.8.2(c),ss.12.1
          (c) (2)                                    ss. 12.1
          (c) (3)                                    ss. 12.1
            (d)                                      ss. 2.8,ss.8.2(c),ss.12.1
            (e)                                      ss. 12.1
            (f)                                      Not Applicable
          315(a)                                     ss. 6.1,ss.6.14,ss.6.16
            (b)                                      ss. 6.5
            (c)                                      ss. 6.1
            (d)                                      ss. 6.1
            (e)                                      ss. 5.13
  316(a)  (last sentence)                            ss. 1.1
        (a) (1) (A)                                  ss.5.12
        (a) (1) (B)                                  ss. 5.20
          (a) (2)                                    Not Applicable
        317(a) (1)                                   ss. 5.3
          (a) (2)                                    ss. 5.4, ss. 5.5
            (b)                                      ss. 3.3
          318(a)                                     ss. 1.4, ss. 12.7
            (c)                                      ss. 12.7

                  INDENTURE dated as of December 1, 1997, between EMERGENT HOME EQUITY LOAN TRUST 1997-4, a Delaware business trust (the "Issuer"), and FIRST UNION NATIONAL BANK, a national banking association, as trustee (the "Indenture Trustee").

                  Each  party  agrees as  follows  for the  benefit of the other party, the Insurer and for the equal and ratable benefit of the Holders of the Issuer's Class A Home Equity Loan Asset Backed Notes, Series 1997-4 (collectively, the "Notes"):

                  As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) to the Indenture Trustee on behalf of the Noteholders and the Insurer.

                  Financial Security Assurance, Inc. (the "Insurer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (the "Policy"), pursuant to which the Insurer guarantees the Scheduled Payments (as defined below).

                  As an inducement to the Insurer to issue and deliver the Policy, the Issuer and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of December 1, 1997 (as amended from time to time, the "Insurance Agreement"), among the Insurer, the Issuer, Emergent Mortgage Corp., Emergent Group, Inc., Emergent Mortgage Holdings Corporation, Emergent Residual Holding Corp. and Prudential Securities Secured Financing Corporation.

                  As an additional inducement to the Insurer to issue the Policy, and as security for the performance by the Issuer of its respective obligations hereunder and the other Basic Documents to the Insurer and the Indenture Trustee, the Issuer has agreed to grant and assign the Collateral (as defined below) to the Indenture Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, for the benefit of the Issuer Secured Parties all of the Issuer's right, title and interest in and to (i) the Initial Mortgage Loans and Additional Mortgage Loans, (ii) any Pre-Funded Mortgage Loans acquired by the Issuer subsequent to the Closing Date pursuant to the Sale and Servicing Agreement, (iii) any Qualified Substitute Mortgage Loans acquired by the Issuer subsequent to the Closing Date pursuant to the Sale and Servicing Agreement,
(iv) the Mortgage Files delivered or to be delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement, (v) all interest and principal received by the Issuer on or in respect of the Initial Mortgage Loans, the Additional Mortgage Loans, the Pre-Funded Mortgage Loans and the Qualified Substitute Mortgage Loans pursuant to the Sale and Servicing Agreement due after the applicable Cut-off Date and all other proceeds received in respect of such Mortgage Loans, (vi) the Depositor's rights under the Unaffiliated Sponsor's Agreement, the Contributor/Sponsor Contribution Agreement and the Originator/Contributor Contribution Agreement (including any security interest created thereby) assigned to the Issuer pursuant to the Sale and Servicing Agreement, (vii) the Sale and Servicing Agreement, (viii) any and all other property, assets, rights and interests included or to be included in the Trust Property, (ix) all cash, instruments or other property held or required to be deposited in the Collection Account, the Distribution Account, the Pre-Funding Account, the Capitalized Interest Account and the Expense Account, including all investments made with funds in such accounts (but not including any income on funds deposited in, or investments made with funds deposited in, such accounts, which income shall belong to and be for the account of the Servicer), and (x) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, and for the benefit of the Insurer to secure (x) the payment of all amounts due on the Notes in accordance with their terms, (y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture (the foregoing "Collateral").

                  The foregoing Grant is made in trust to the Indenture Trustee, for the benefit first, of the Holders of the Notes, and second, for the benefit of the Insurer. The Indenture Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of such parties, recognizing the priorities of their respective interests, may be adequately and effectively protected.

                  In connection with the Grant set forth above, the Issuer does hereby deliver to, and deposit with the Indenture Trustee, the Mortgage Files.

                                   ARTICLE I.

                   Definitions and Incorporation by Reference

                  SECTION 1.1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Exhibit A hereto.

                  SECTION 1.2. Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "Indenture Trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer.

                  All other TIA terms used in this Indenture that are defined by the TIA, or defined by Commission rule have the meaning assigned to them by such definitions.

                  SECTION  1.3.  Rules  of  Construction.   Unless  the  context
otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation; and

                  (v) words in the singular include the plural and words in the plural include the singular.

                  SECTION 1.4. Conflict with TIA. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the latter provision shall control and all provisions required by the TIA are hereby incorporated by reference. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, such provisions of the TIA shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                                   ARTICLE II.

                                    The Notes

                  SECTION 2.1. Form. The Class A Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits B-1 through B-6, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits B-1 through B-6 are part of the terms of this Indenture.

                  SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

                  Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  The Indenture Trustee shall authenticate and deliver Class A Notes for original issue in an aggregate principal amount of $148,500,000. The Class A Notes outstanding at any time may not exceed such amount except as provided in Section 2.4.

                  Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Subject to Section 2.9 and Section 2.11, the Notes shall be Book-Entry Notes.

                  SECTION 2.3. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

                  If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  Upon surrender for registration or transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, and if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, of the same Class and a like aggregate principal amount. Such requirements shall not be deemed to create a duty on the part of the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

                  At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same Class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty on the part the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibits B-1 through B-6, respectively, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 not involving any transfer.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  SECTION 2.4.  Mutilated,  Destroyed,  Lost or Stolen Notes. If
(i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Insurer such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and the Insurer harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser or protected purchaser (within the meaning of Section 8-302 of the UCC), and provided that the requirements of
Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note (such requirement shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-405); provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Issuer may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee and the Insurer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Insurer or the Indenture Trustee in connection therewith.

                  Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.5. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee and the Insurer may treat the Person in whose name any Note is registered (as of the Record
Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Insurer, the Indenture Trustee nor any agent of the Issuer, the Insurer or the Indenture Trustee shall be affected by notice to the contrary.

                  SECTION 2.6. Payment of Principal and Interest. (a) The unpaid principal of the Notes of each Class shall accrue interest as provided herein, which (except for Shortfall Interest Deferred Amounts or Accrued Shortfall Interest Carry Forward Amounts, which shall be due and payable only to the extent funds are available therefor as provided herein) shall be due and payable on each Payment Date prior to the Final Payment Date thereof and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts or Accrued Shortfall Interest Carry Forward Amounts) on such Final Payment Date. The unpaid principal of the Notes of each Class shall be due and payable (to the extent of funds available therefor as provided herein) on each Payment Date as provided in Section 8.3 and (regardless of the availability of sufficient funds therefor) on the Final Payment Date for such Class. Payment of interest and principal on any Note shall be made as provided in Section 8.3(d).

                  (b) [Intentionally Omitted.]

                  (c) [Intentionally Omitted.]

                  (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, upon written notice from the Servicer of the amounts, if any, that the Insurer has paid in respect of the Notes under the Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Insurer to the extent not previously cancelled or destroyed.

                  (e) The Indenture Trustee shall determine LIBOR for each Interest Determination Date in respect of the Class A Notes. The establishment of LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest appliable to the Class A-1 Notes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

                  SECTION 2.7. Cancellation. Subject to Section 2.6(d), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. Subject to Section 2.6(d), the Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.6(d), all canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  SECTION 2.8. Release of Collateral. The Indenture Trustee shall (i) release any portion of the Trust Property from the lien created by this Indenture in accordance with the provisions of Section 10.02(b) of the Sale and Servicing Agreement and (ii) on or after the Termination Date, release any remaining portion of the Trust Property from the lien created by this Indenture, in each case upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent
Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 10.02.

                  SECTION 2.9. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to the Depository or its nominee by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the Depository, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.11:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Note Owners and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 2.11, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants;

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

                  (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

                  SECTION 2.10. Notices to Depository. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to
Section  2.11,   the   Indenture   Trustee  shall  give  all  such  notices  and
communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Note Owners.

                  SECTION 2.11.  Definitive  Notes.  If (i) the Depositor or the
Depository advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Servicer is unable to locate a qualified successor, (ii) the Depositor at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Default or Event of Default, Holders of Notes evidencing not less than 51% of the Outstanding Amount of the Notes advise the Indenture Trustee through the Depository in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Note Owners, then the Indenture Trustee shall notify all Depository Participants and Note Owners of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                                  ARTICLE III.

                                    Covenants

                  SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be delivered to the Indenture Trustee all amounts on deposit in the Collection Account when and as required by the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

                  SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in Charlotte, North Carolina, an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  SECTION 3.3. Money for Payments to Be Held in Trust. The Issuer will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee and the Insurer written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease.

                  SECTION 3.4. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Trust Property, the Notes, and each other instrument or agreement included in the Trust Property.

                  SECTION 3.5. Protection of Trust Property. The Issuer intends the security interest granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Property, and the Issuer shall take all actions necessary to discharge and release the Warehouse Liens upon the acquisition by the Trust of the related Mortgage Loans and thereafter to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Property. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Property;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Property and the rights of the Indenture Trustee in such Trust Property against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Property when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section; provided that, such designation shall not be deemed to create a duty in the Indenture Trustee or the Indenture Trustee to monitor the compliance of the Issuer with respect to its duties under this Section 3.5 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Issuer.

                  SECTION 3.6. Opinions as to Trust Property. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, such actions have been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture.

                  (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than six months after the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer, an Opinion of Counsel either stating that, in the opinion of such counsel, such actions have been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture.

                  SECTION 3.7. Performance of Obligations; Servicing of Mortgage Loans. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided or permitted in this Indenture, the Basic Documents or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons acceptable to the Insurer to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Property, including, but not limited, to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Insurer (or, if an Insurer Default has occurred and is continuing, and such waiver, amendment, modification, supplement or termination would adversely affect the interests of the Noteholders, then of the Holders of a majority of the Outstanding Amount of the Notes). The Indenture Trustee may determine whether or not any Notes would be adversely affected by any such waiver, amendment, modification, supplement or termination upon receipt of written confirmation from the Rating Agencies that such action would not adversely affect the then current ratings on the Notes.

                  (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Servicer Event of Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies thereof in accordance with Section 12.4, and shall specify in such notice the action, if any, being taken or to be taken by the Issuer or other Persons.

                  (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Sponsor of their respective duties under the Basic Documents (x) without the prior consent of the Insurer or
(y) if the effect thereof would adversely affect the Holders of the Notes.

                  SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Property, without the consent of the Insurer;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Property; or

                  (iii)  (A)  permit  the  validity  or  effectiveness  of  this
         Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof (other than (i) tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Mortgaged Property and arising solely as a result of an action or omission of the related Mortgagor and (ii) the Warehouse Liens provided that such Warehouse Liens are discharged and released as provided in
         Section 3.12), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien or such Warehouse Liens) security interest in the Trust Property or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Insurer.

                  SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Insurer, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 1998), and otherwise in compliance with the requirements of TIA
Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  SECTION 3.10. Issuer May Not Consolidate. The Issuer may not consolidate or merge with or into any other Person.

                  SECTION 3.11. No Other Business. The Issuer shall not engage in any business other than as contemplated by this Indenture and the Basic Documents and activities incidental thereto.

                  SECTION 3.12. No Borrowing; Use of Proceeds. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to repay the Warehouse Loans and obtain the release and discharge of the Warehouse Liens, to fund the Pre-Funding Account, the Redemption Account and the Interest Coverage Account, to make any other payments required by the terms of any of the Basic Documents and to pay the Issuer's organizational, transactional and start-up expenses.

                  SECTION 3.13. Servicer's Obligations. The Issuer shall cause the Servicer to comply with its obligations under the Sale and Servicing Agreement.

                  SECTION 3.14. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement, this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become continently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree continently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.15. Capital Expenditures. Except as and to the extent authorized by the Basic Documents, the Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personally).

                  SECTION 3.16. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

                  SECTION 3.17. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Indenture Trustee, the Insurer and the Noteholders as permitted or contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, this Indenture or the Trust Agreement.

                  SECTION 3.18. Notice of Events of Default and Servicer Events of Default. Upon a Responsible Officer of the Owner Trustee having actual knowledge thereof, the Issuer agrees to give the Indenture Trustee, the Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder or Servicer Event of Default under the Sale and Servicing Agreement.

                  SECTION 3.19. Further Instruments and Acts. Upon request of the Indenture Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 3.20. Amendments of Sale and Servicing Agreement and Trust Agreement. The Issuer shall not agree to any amendment to Section 12.01 of the Sale and Servicing Agreement or Section 11.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee, the Insurer or the Holders of the Notes, as the case may be, consent to amendments thereto as provided therein.

                  SECTION 3.21. Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and hereby instructs the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal and state tax reporting purposes.

                  SECTION 3.22. Annual REIT Certification. The Issuer will deliver to the Indenture Trustee and the Insurer, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 1998), an Independent Certificate of an independent public accounting firm of national standing to the effect that the Issuer qualified during such fiscal year as a "real estate investment trust" within the meaning of Section 856 of the Code, together with an explanation of the basis of such determination.

                                   ARTICLE IV.

                           Satisfaction and Discharge

                  SECTION 4.1. Satisfaction and Discharge of Indenture. Upon payment in full of the Notes and all amounts due to the Insurer under the Insurance Agreement, this Indenture shall cease to be of further effect with respect to the Notes except as to (i) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (ii) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                  (A) either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.4 and (ii) Notes for which money in payment of which has theretofore been deposited in trust or segregated and held in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Policy has terminated and been returned to the Insurer for cancellation and all amounts owing to the Insurer have been paid in full; or

                  (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                           (i) have become due and payable,

                           (ii) will become due and payable at the Final Maturity Date within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer,

         and in the case of (i), (ii) or (iii) above

                  (A) the Issuer, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Maturity Date or the Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;

                  (B) the Issuer has paid or caused to be paid all Insurer Issuer Secured Obligations and all Indenture Trustee Issuer Secured Obligations; and

                  (C) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate, an Opinion of Counsel and if required by the TIA, the Indenture Trustee or the Insurer an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
Section 12.1 and each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with.

                  SECTION 4.2. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest.

                  SECTION 4.3. Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V.

                                    Remedies

                  SECTION 5.1. Events of Default. "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be affected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) (i) default in the payment of any interest on or in respect of any Note when due and payable (as provided in Section 2.6(a)), which default shall continue for a period of five days, or (ii) the failure to apply funds which are available for payment in accordance with the priority of distribution set forth in Article VIII hereof, which failure shall continue for a period of five days, or (iii) default in the payment of principal due on any Class of Notes, or in the payment of any Shortfall Interest Deferred Amount or Accrued Shortfall Interest Carry Forward Amount, on the Final Distribution Date thereof; or

                  (b) the occurrence and continuance of an Insurer Default; or

                  (c) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Issuer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (d) the commencement by the Issuer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Issuer's failure to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

                  SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default occurs and is continuing, then and in every such case, the Insurer may (or, if an Insurer Default has occurred and is continuing, the Indenture Trustee may, and if so directed by the Holders of Notes evidencing to at least 66-2/3% of the Outstanding Amount of the Notes shall) declare the unpaid principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer, the Servicer and the Insurer, and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer.

                  (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Insurer may (or, if an Insurer Default has occurred and is continuing, the Indenture Trustee may, and, if so directed by the Holders of Notes evidencing at least 66-2/3% of the Outstanding Amount of the Notes, shall), by written notice to the Issuer, Servicer, Insurer and the Indenture Trustee, rescind and annul such declaration and its consequences, if:

                  (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (A) all overdue  amounts  payable on or in respect of
                  the Notes (other than amounts due solely as a result of the acceleration),

                           (B) to the extent  that  payment of  interest on such
                  amount is lawful, interest on such overdue amounts at the applicable Class A Note Interest Rate;

                           (C) all unpaid amounts referred to in Section 6.7 and
                  clauses (iii) and (v) of Section 8.3(a);

                           (D) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Indenture Trustee, its agents and counsel;

                                       and

                  (ii) all Events of Default, other than the nonpayment of amounts payable on or in respect of the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.20.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

                  SECTION 5.3. Remedies. (a) If an Event of Default occurs and is continuing of which a Responsible Officer has actual knowledge, the Indenture Trustee shall give notice to each Noteholder as set forth in Section 6.5.

                  (b) Following any acceleration of the Notes, the Indenture Trustee shall, subject to Section 5.3(d), have all of the rights, powers and remedies with respect to the Trust Property as are available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Indenture Trustee in its own name as trustee of an express trust.

                  (c) If an Event of Default specified in Section 5.1(a) occurs and is continuing, the Indenture Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining not paid when due and payable.

                  (d) In  exercising  its  rights  and  obligations  under  this
Section 5.3, the Indenture Trustee may sell the Trust Property subject to the provisions of Section 5.19. Neither the Indenture Trustee nor any Noteholder shall have any rights against the Issuer other than to enforce the Grant hereunder and to sell the Trust Property.

                  SECTION 5.4. Indenture Trustee Shall File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Issuer, the

Servicer, the Sponsor, the Contributor, the Insurer or any other obligor upon or in respect of the Notes or the other obligations secured hereby or relating to the property of the Issuer, the Servicer, the Sponsor, the Contributor, the Insurer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer, the Servicer, the Sponsor, the Contributor, or the Insurer for the payment of overdue principal or interest or any such other obligation) shall by intervention in such proceeding or otherwise:

                  (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding; and

                  (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Indenture Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 6.7.

                  (b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  SECTION 5.5. Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes in respect of which such judgment has been recovered.

                  SECTION 5.6. Application of Money Collected. Any money collected by the Indenture Trustee pursuant to this Article (including all collections from, and proceeds of the sale or liquidation of, the Trust Property), and any moneys that may then be held or thereafter received by the Indenture Trustee shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

                  first, to the payment of all costs and expenses of collection incurred by the Indenture Trustee and the Noteholders (including the reasonable fees and expenses of any counsel to the Indenture Trustee and the Noteholders) and all amounts due and unpaid to the Indenture Trustee pursuant to Section 6.7; and

                  second, in the same order as specified in Section 8.3.

                  SECTION 5.7. Limitation on Rights of Noteholders. (a) No Holder of any Note shall have any right to institute any Proceeding with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; and

                  (vi) an Insurer Default shall have occurred and be continuing;

it being understood and intended that no Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  (b) The death or incapacity of any Noteholder shall not operate to terminate this Indenture, nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or Proceeding in any court for a partition or winding up of the Issuer, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (c) No Noteholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Issuer, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Indenture pursuant to any provision hereof.

                  SECTION 5.8. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  SECTION 5.9. Restoration of Rights and Remedies. If any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, any Holder of any Note or the Insurer to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, to the Noteholders or the Insurer may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee , the Noteholders or the Insurer, as the case may be.

                  SECTION 5.12. Control by Insurer or Noteholders. The Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of Notes evidencing a majority of the Outstanding Amount of the Notes) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

                  SECTION 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee or the Insurer, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates thereof expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  SECTION 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.15. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Issuer.

                  SECTION 5.16. Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee or the Insurer to do so, and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee or the Insurer may request to compel or secure the performance and observance by the Sponsor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture

Trustee or the Insurer, including the transmission of notices of default on the part of the Sponsor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sponsor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of Notes evidencing at least 66-2/3% of the Outstanding Amount of the Notes), shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sponsor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sponsor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                  SECTION 5.17. Subrogation. The Indenture Trustee shall receive as attorney-in-fact of each Noteholder any amount received from the Insurer under the Policy. Any and all amounts disbursed by the Indenture Trustee from claims made under the Policy shall not be considered payment by the Issuer with respect to such Notes, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Insurer, the Indenture Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all such payments made by the Insurer, and the Insurer may exercise any option, vote right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Policy.

                  SECTION 5.18. Preference Claims. The Indenture Trustee shall promptly notify the Insurer of any proceeding or the institution of any action, of which a Responsible Officer has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Notes. Each Class A Noteholder, by its purchase of Class A Notes, the Servicer and the Indenture Trustee hereby agree that the Insurer (so long as no Insurer Default has occurred and is continuing) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Insurer shall be subrogated to the rights of the Servicer, the Indenture Trustee and each Class A Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                  SECTION 5.19. Sale of Trust Estate. (a) The power to effect any sale of any portion of the Trust Property pursuant to this Section 5.19 shall not be exhausted by any one or more sales as to any portion of the Trust Property remaining unsold, but shall continue unimpaired until the entire Trust Property shall have been sold or all amounts payable on the Notes shall have been paid. The Indenture Trustee may from time to time, upon directions in accordance with Section 5.12, postpone any public sale by public announcement made at the time and place of such sale.

                  (b) To the extent permitted by applicable law, the Indenture Trustee shall not in any private sale sell to a third party the Trust Property, or any portion thereof unless,

                  (i) until such time as the conditions specified in Sections 10.01(a)(i) or 10.01(a)(ii) of the Sale and Servicing Agreement have been satisfied in full, the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of Notes evidencing at least 66-2/3% of the Outstanding Amount of the Notes), consent to or direct the Indenture Trustee in writing to make such sale; or

                  (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Indenture Trustee hereunder and the Insurer under the Insurance Agreement and the entire unpaid principal amount of the Notes and all interest due or to become due thereon in accordance with Section 8.3(a) on the Payment Date next succeeding the date of such sale.

The foregoing provisions shall not preclude or limit the ability of the Indenture Trustee to purchase all or any portion of the Trust Property at a private sale.

                  (c) In connection with a sale of all or any portion of the Trust Property:

                  (i) any one or more Noteholders may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Property in connection with a sale thereof;

                  (iii) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Property in connection with a sale thereof, and to take all action necessary to effect such sale; and

                  (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (d) The method, manner, time, place and terms of any sale of all or any portion of the Trust Property shall be commercially reasonable.

                  (e) The provisions of this Section 5.19 shall not be construed to restrict the ability of the Indenture Trustee to exercise any rights and powers against the Issuer or the Trust Property that are vested in the Indenture Trustee by this Indenture, including, without limitation, the power of the Indenture Trustee to proceed against the Collateral and to institute judicial proceedings for the collection of any deficiency remaining thereafter or the ability of the Servicer to exercise any rights or powers or to perform its obligations under the Sale and Servicing Agreement.

                  SECTION 5.20. Waiver of Past Defaults. Prior to the time a judgment or decree for payment of the money due has been obtained by the Indenture Trustee, the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes) may on behalf of the Holders of all the Notes waive any past Default or Event of Default and its consequences, except a Default or Event of Default:

                  (a) In the payment of the principal of or interest on any Note when due and payable, or

                  (b) In respect of a covenant  or  provision  hereof that under
Section 9.2 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. Upon such waiver, such Default or Event of Default shall cease to exist, and any Event of Default arising from any such Default shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                                   ARTICLE VI.

                              The Indenture Trustee

                  SECTION 6.1. Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee is acting as Servicer, it shall use the same degree of care and skill as is required of the Servicer under the Sale and Servicing Agreement.

                  (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Basic Documents and no implied covenants or obligations shall be read into this Indenture or the Basic Documents against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture and the Basic Documents; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture and the Basic Documents.

                  (c) The Indenture Trustee may not be relieved from liability for its own gross negligent action, its own gross negligent failure to act or its own misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Holders of Notes evidencing a majority of the Outstanding Amount of the Notes (or such greater percentage as may be required by the terms hereof), with the consent of the Insurer if no Insurer Default shall have occurred and be continuing, relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture; and

                  (iv) the Indenture Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer under the Sale and Servicing Agreement unless a Responsible Officer obtains actual knowledge of such failure or occurrence or the Indenture Trustee receives written notice of such failure or occurrence from the Servicer, the Insurer or the Holders of Notes entitled to a majority of the Voting Rights.

                  (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

                  (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

                  (g) The Indenture Trustee shall, upon three Business Day's prior written notice to the Indenture Trustee, permit any representative of the Insurer, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.

                  (h) The Indenture Trustee is hereby authorized to execute and shall execute the Sale and Servicing Agreement and shall perform its duties and satisfy its obligations thereunder. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall apply to the Indenture Trustee's execution of the Sale and Servicing Agreement and the performance of its duties and satisfaction of its obligations thereunder.

                  (i) The Indenture Trustee shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust solely for the use and benefit of the Noteholders.

                  (j) In no event shall the Indenture Trustee, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee or the Additional Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

                  SECTION 6.2. Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of an Event of Default (that has not been cured or waived), exercise the rights and powers vested in it by this Indenture or the Sale and Servicing Agreement with reasonable care and skill.

                  (g) Prior to the occurrence of an Event of Default, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer (or, if an Insurer Default has occurred and is continuing, by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes); provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee shall be reimbursed by the Person making such request upon demand.

                  (h) The Indenture Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder or under the Sale and Servicing Agreement of the Servicer until such time as the Indenture Trustee may be required to act as Servicer.

                  (i) The Indenture Trustee shall not be personally liable for any loss resulting from the investment of funds held in any Investment Account at the direction of the Servicer pursuant to Section 8.11.

                  SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

                  SECTION 6.4. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or any of the Basic Documents, the Trust Property or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  SECTION  6.5.  Notice  of  Defaults.  If a  Servicer  Event of
Default or an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer, the Indenture Trustee shall mail to each Noteholder of such event within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note when due and payable, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

                  SECTION 6.6. Reports by Indenture Trustee to Holders. Upon written request, the Note Paying Agent or the Servicer shall on behalf of the Issuer deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns required by law.

                  SECTION 6.7. Compensation and Indemnity. (a) The Indenture Trustee shall withdraw from the Distribution Account on each Payment Date and pay to itself the Indenture Trustee's Fee and, to the extent that the funds therein are at anytime insufficient for such purpose, the Servicer shall pay such fees. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Issuer from the Trust Property and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Indenture Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Indenture Trustee's performance in accordance with the provisions of this Agreement) incurred by the Indenture Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from the Servicer's actions or omissions in connection with the Sale and Servicing Agreement and the Mortgage Loans (but only to the extent the Indenture Trustee is actually indemnified by the Servicer pursuant to the Sale and Servicing Agreement), or (ii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of the Indenture Trustee's duties hereunder or by reason of reckless disregard of the Indenture Trustee's obligations and duties hereunder.

                  (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture.
Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Indenture Trustee hereunder and under the Basic Documents shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of the Issuer or any Securityholder. In addition, the Indenture Trustee agrees that its recourse to the Issuer, the Trust Property and amounts held in any of the Trust Accounts shall be limited to the right to receive the distributions referred to in Section 8.3 hereof.

                  SECTION 6.8. Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer, the Servicer, the Sponsor and the Insurer by written notice. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Indenture Trustee (approved in writing by the Insurer, so long as such approval is not unreasonably withheld) by written instrument, in duplicate, one copy of such instrument shall be delivered to the resigning Indenture Trustee (who shall deliver a copy to the Servicer) and one copy to the successor Trustee. The Insurer (or, if an Insurer Default has occurred and is continuing, the Issuer) may remove the Indenture Trustee, if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

                  (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

                  (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or

                  (v) the Indenture Trustee otherwise becomes incapable of acting.

                  If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee (approved in writing by the Insurer, so long as such approval is not unreasonably withheld). If the Issuer fails to appoint such a successor Indenture Trustee, the Insurer may appoint a successor Indenture Trustee.

                  A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to the Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Insurer (or, if an Insurer Default has occurred and is continuing, the Issuer or the Holders of Notes evidencing a majority of the Outstanding Amount of the Notes) may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee acceptable to the Insurer.

                  If the Indenture Trustee fails to comply with Section 6.11, the Insurer (or, if an Insurer Default has occurred and is continuing, the Issuer or the Holders of Notes evidencing a majority of the Outstanding Amount of the Notes), may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee acceptable to the Insurer.

                  Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

                  Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's indemnity obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee and the Servicer shall pay any amounts owing to the Indenture Trustee.

                  SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall (subject to replacement as provided in Section 6.8) be the successor Indenture Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee with the consent of the Insurer shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

                  SECTION 6.11. Eligibility. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall provide copies of such reports to the Insurer upon request. The Indenture
Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

                  SECTION 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

                  SECTION 6.13. Appointment and Powers. Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints First Union National Bank as the Indenture Trustee with respect to the Collateral, and First Union National Bank hereby accepts such appointment and agrees to act as Indenture Trustee with respect to the Trust Property for the Issuer Secured Parties, to maintain custody and possession of such Trust Property (except as otherwise provided hereunder or under the Sale and Servicing Agreement) and to perform the other duties of the Indenture Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Insurer (or, if an Insurer Default has occurred and is continuing, Holders of Notes evidencing a majority (or such greater percentage as may be required by the terms hereof) of the Outstanding Amount of the Notes) may direct and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Indenture Trustee shall act upon and in compliance with the written instructions of the Insurer (or, if an Insurer Default has occurred and is continuing, Holders of Notes evidencing a majority (or such greater percentage as may be required by the terms hereof) of the Outstanding Amount of the Notes) delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Indenture Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or (ii) for which the Indenture Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

                  SECTION 6.14. Performance of Duties. The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Indenture Trustee is a party or as directed by the Controlling Party in accordance with this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder except at the written direction of the Insurer (or, if an Insurer Default has occurred and is continuing, Holders of Notes evidencing a majority (or such greater percentage as may be required by the terms hereof) of the outstanding Amount of the Notes) and with indemnification as provided herein.

                  SECTION 6.15. Limitation on Liability. Neither the Indenture Trustee nor any of its directors, officers, employees and agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Indenture Trustee shall be liable for its gross negligence, bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Trust Property (or any part thereof).

                  SECTION 6.16. Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

                  SECTION 6.17. Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

                  (a) The Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

                  (b) The execution and delivery of this Indenture by the Indenture Trustee, and the performance and compliance with the terms of this Indenture by the Indenture Trustee, will not violate the Indenture Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (c) The Indenture Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Indenture, has duly authorized the execution, delivery and performance of this Indenture, and has duly executed and delivered this Indenture.

                  (d) This Indenture, assuming due authorization, execution and delivery by the Issuer, constitutes a valid, legal and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (e) The Indenture Trustee is not in violation of, and its execution and delivery of this Indenture and its performance and compliance with the terms of this Indenture will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Indenture Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Indenture Trustee to perform its obligations under this Indenture or the financial condition of the Indenture Trustee.

                  (f) No litigation is pending or, to the best of the Indenture Trustee's knowledge, threatened against the Indenture Trustee which would prohibit the Indenture Trustee from entering into this Indenture or, in the Indenture Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Indenture Trustee to perform its obligations under this Indenture or the financial condition of the Indenture Trustee.

                  SECTION 6.18. Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

                  SECTION 6.19. Suits for Enforcement. In case a Servicer Event of Default or other default by the Servicer under the Sale and Servicing Agreement shall occur and be continuing, the Indenture Trustee (with the consent of the Insurer if no Insurer Default has occurred and is continuing) may proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

                  SECTION 6.20. Mortgagor Claims. In connection with any offset defenses, or affirmative claim for recovery, asserted in legal actions brought by Mortgagors under one or more Mortgage Loans based upon provisions therein or upon other rights or remedies arising from any requirements of law applicable to the Mortgage Loans:

                  (a) The Indenture Trustee is the holder of Mortgage Loans only as trustee on behalf of the holders of the Notes, and not as a principal or in any individual or personal capacity.

                  (b) The Indenture Trustee shall not be personally liable for, or obligated to pay Mortgagors, any affirmative claims asserted thereby, or responsible to holders of the Notes for any offset defense amounts applied against Mortgage Loan payments, pursuant to such legal actions.

                  (c) The Indenture Trustee will pay, solely from available Trust money, affirmative claims for recovery by Mortgagors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions.

                  (d) The Indenture Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Mortgagors' legal actions to recover affirmative claims against holders of the Notes.

                  (e) The Indenture Trustee will cooperate with and assist the Servicer, the Sponsor, or holders of the Notes in their defense of legal actions by Mortgagors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Indenture Trustee as a party to such legal actions and if the Indenture Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom.

                  (f) The Issuer hereby agrees to indemnify, hold harmless and defend the Indenture Trustee from and against any and all liability, loss, costs and expenses of the Indenture Trustee resulting from any affirmative claims for recovery asserted or collected by mortgagors under the Mortgage Loans.

                  SECTION 6.21. Certain Available Information. The Indenture Trustee shall maintain its Corporate Trust Office and make available free of charge during normal business hours for review by any Holder of a Note or any Person identified to the Indenture Trustee as a prospective transferee of a Note, originals or copies of the following items: (A) this Indenture and any supplements hereto entered into pursuant to Article IX, (B) the Sale and Servicing Agreement and any amendments thereto entered into pursuant to Section
12.01 of the Sale and Servicing Agreement, (C) all monthly statements required to be delivered to Noteholders of the relevant Class pursuant to Section 4.02 of the Sale and Servicing Agreement since the Closing Date, and all other notices, reports, statements and written communications delivered to the Noteholders of the relevant Class pursuant to this Indenture or the Sale and Servicing Agreement since the Closing Date (to the extent the Indenture Trustee is in receipt thereof), (D) any and all Officer's Certificates delivered to the Indenture Trustee by the Servicer since the Closing Date to evidence the Servicer's determination that any Monthly Advance or Servicing Advance, was, or if made, would be a Nonrecoverable Monthly Advance, and (E) any and all Officer's Certificates delivered to the Indenture Trustee by the Servicer since the Closing Date pursuant to Section 4.04 of the Sale and Servicing Agreement. Copies and mailing of any and all of the foregoing items will be available from the Indenture Trustee upon request at the expense of the Person requesting the same.

                                  ARTICLE VII.

                         Noteholders' Lists and Reports

                  SECTION 7.1. Issuer to Furnish to Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee or the Insurer (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee or the Insurer may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Indenture Trustee or the Insurer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Insurer or the Issuer in writing upon their written request and at such other times as the Insurer or the Issuer may request a copy of the list.

                  SECTION 7.2. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

                  SECTION 7.3. Reports by Issuer. (a) The Issuer shall:

                  (i) file with the Indenture Trustee, within 15 days after the Issuer or Depositor is required to file the same with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer or Depositor may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer or Depositor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer or Depositor pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                  SECTION 7.4. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each August 31, beginning with August 31, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) and the Insurer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

                  A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee and the Insurer if and when the Notes are listed on any stock exchange.

                                 ARTICLE VIII.

                         Accounts; Investment of Moneys;
                  Collection and Application of Moneys; Reports

                  SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  SECTION 8.2. Release of Trust Property. (a) Subject to Section
8.9 and the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the Issuer and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies. The Indenture Trustee may require as a condition to any such release, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or the Insurer in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such release.

                  (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 and to the Insurer pursuant to the Insurance Agreement have been paid, release any remaining portion of the Trust Property that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts.

                  (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2 only upon receipt of an Issuer Request accompanied by an Officer's

Certificate,  an Opinion of Counsel  and (if  required  by the TIA)  Independent
Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 12.1.

                  SECTION 8.3. Payments. (a) On each Payment Date, after withdrawing amounts owed pursuant to Section 6.7 and Section 8.7(c), the Indenture Trustee or the Note Paying Agent, as the case may be, shall, based solely on information contained in the Remittance Report for such Payment Date, withdraw from the Distribution Account an amount equal to the Available Distribution Amount (less any amount distributed on such Payment Date as provided in Section 8.3(g)) and pay to the following Persons the following amounts, in the following order of priority:

                  (i) concurrently:

                           (A) to the Holders of the Class A-1 Notes,  an amount
                  equal to the Class A-1 Interest Payment Amount for such Payment Date;

                           (B) to the Holders of the Class A-2 Notes,  an amount
                  equal to the Class A-2 Interest Payment Amount for such Payment Date;

                           (C) to the Holders of the Class A-3 Notes,  an amount
                  equal to the Class A-3 Interest Payment Amount for such Payment Date;

                           (D) to the Holders of the Class A-4 Notes,  an amount
                  equal to the Class A-4 Interest Payment Amount for such Payment Date;

                           (E) to the Holders of the Class A-5 Notes,  an amount
                  equal to the Class A-5 Interest Payment Amount for such Payment Date;

                           (F) to the Holders of the Class A-6 Notes,  an amount
                  equal to the Class A-6 Interest Payment Amount for such Payment Date;

                  (ii) to the Holders of the Class or Classes of Class A Notes then entitled to receive payment of principal, as provided in paragraph
         (b) below, a distribution of principal in an amount equal to the Principal Distribution Amount (except for any portion thereof consisting of any related Subordination Increase Amount);

                  (iii) to the Insurer, to reimburse the Insurer for claims under the Policy, to the extent of Cumulative Insurance Payments;

                  (iv) to the Holders of the Class of Class A Notes then entitled to receive payment of principal, as provided in paragraph (b) below, a distribution of principal in an amount equal to the portion of the Principal Distribution Amount consisting of any Subordination Increase Amount;

                  (v) to the Insurer, any amounts remaining due to the Insurer under the terms of the Insurance Agreement; and

                  (vi) to the Issuer, as directed by the Owner Trustee, the balance, if any, of the amount in the Distribution Account for such Payment Date;

provided, however, that if an Insurer Default shall have occurred and be continuing, the payments with respect to clauses (ii) and (iv) above shall be made, pro rata, to the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Certificateholders, the Class A-5 Noteholders and the Class A-6 Noteholders on such Payment Date. Funds distributed to the Issuer pursuant to clause (vi) above shall be free and clear of the lien of this Indenture.

                  (b) All principal paid with respect to the Class A Notes pursuant to Sections 8.3(a)(ii) and 8.3(a)(iv) shall be distributed in the following order: first, to the Holders of the Class A-6 Notes, to the extent of the least of (x) the Principal Payment Amount, (y) the Class A-6 Note Principal Balance and (z) the Class A-6 Lockout Distribution Amount; second, to the Holders of the Class A-1 Notes, to reduce the Class A-1 Note Principal Balance to zero; third, to the Holders of the Class A-2 Notes, to reduce the Class A-2 Note Principal Balance to zero; fourth, to the Holders of the Class A-3 Notes, to reduce the Class A-3 Note Principal Balance to zero; fifth, to the Holders of the Class A-4 Notes, to reduce the Class A-4 Note Principal Balance to zero; and sixth, to the Holders of the Class A-5 Notes, to reduce the Class A-5 Note Principal Balance to zero. In addition to making the payments required pursuant to Section 8.3(a), on each Payment Date for which there exists a Deficiency Amount, the Indenture Trustee shall withdraw from the Distribution Account any amount therein that was transferred from the Policy Payments Account to the Distribution Account pursuant to Section 11.4 and pay to the Holders of the Class A Notes (i) an amount equal to any amount required to be paid to such Class pursuant to Section 8.3(a)(i) for such Payment Date remaining unpaid after giving effect to all payments made pursuant to Section 8.3(a) for such Payment Date, (ii) an amount equal to any Remaining Overcollateralization Deficit on such Payment Date after giving effect to all distributions made pursuant to
Section 8.3(a) for such Payment Date and (iii) without duplication, any other amount constituting a Deficiency Amount. All references above to the Note Principal Balance of any Class of Notes shall be to the Note Principal Balance of such Class immediately prior to the relevant Payment Date.

                  (c) All payments made with respect to each Class of Notes on each Payment Date shall be allocated, pro rata, among the outstanding Notes in such Class based on their respective Note Principal Balances.

                  (d) Payments in respect of each Class of Notes on each Payment Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 8.3(f) and Article X respecting the final distribution on such Class), based on the aggregate Note Principal Balance evidenced by their respective Notes. So long as the Book-Entry Notes are registered in the name of the Depository or its nominee, the Indenture Trustee shall make all payments on such Notes by wire transfers of immediately available funds to the Depository or its nominee. In the case of Notes issued in fully registered, certificated form, payments shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Notes having an initial aggregate Note Principal Balance in excess of $5,000,000, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Note Register. The Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. The final payment on each Note will be made in like manner, but only upon presentment and surrender of such Note at the Corporate Trust Office or such other location specified in the notice to Noteholders of such final distribution. Payments to the Insurer on any Payment Date will be made by wire transfer of immediately available funds to the account designated by the Insurer. Funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                  Each payment  with respect to a Book-Entry  Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payment to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Indenture Trustee, the Note Registrar, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (e) The  rights of the  Noteholders  to  receive  payments  in respect of the Notes, and all interests of the Noteholders in such distributions, shall be as set forth in this Indenture. Neither the Holders of any Class of Notes nor the Issuer, Insurer, Indenture Trustee, Sponsor or Servicer shall in any way be responsible or liable to the Holders of any other Class of Notes in respect of amounts properly previously paid on the Notes.

                  (f) Whenever the Indenture Trustee expects that the Final Payment Date with respect to any Class of Notes will occur on the next Payment Date, the Indenture Trustee shall mail to each Holder on such date of such Class of Notes and to the Insurer a notice to the effect that:

                  (i) the Indenture Trustee expects that the final payment with respect to such Class of Notes will be made on such Payment Date but only upon presentation and surrender of such Notes at the office of the Indenture Trustee therein specified;

                  (ii) no interest shall accrue on such Notes from and after the end of the related Interest Accrual Period.

Such notice shall be given by the Indenture Trustee (a) in the event such notice is given in connection with a redemption of the Notes pursuant to Article X, not earlier than the 10th day and not later than the 15th day of the month next preceding the Redemption Date or (b) otherwise, during the month of such Final Payment Date on or before the Determination Date in respect of such Final Payment Date.

Any funds not paid to any Holder or Holders of Notes of such Class on the related Final Payment Date because of the failure of such Holder or Holders to tender their Notes shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or

Holders. If any Note as to which notice has been given pursuant to this Section 8.3(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Indenture Trustee shall mail a second notice to the remaining non-tendering Noteholders to surrender their Notes for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee shall, directly or through an agent, contact the remaining non-tendering Noteholders concerning surrender of their Notes in the manner reasonably specified to the Indenture Trustee by the Servicer in writing. The costs and expenses of maintaining the funds in trust and of contacting such Noteholders shall be paid out of the assets so held in trust for such Noteholders. If in one year after the second notice any such Notes shall not have been surrendered for cancellation, the Servicer shall pay to the Insurer any amount of such funds that were paid by the Insurer under the Policy but shall continue to hold any remaining funds for the benefit of the non-tendering Noteholders, and such Noteholders shall thereafter look solely to the Servicer for payment thereof, and all liability of the Insurer with respect to such Trust Properties shall thereupon cease. No interest shall accrue or be payable to any Noteholder on any amount held in trust by the Servicer as a result of such Noteholder's failure to surrender its Note(s) for final payment thereof in accordance with this Section 8.3(f).

                  (g) If the amount withdrawn from the Redemption Account and deposited into the Distribution Account pursuant to Section 8.11 is $100,000 or more (but not otherwise), the entire amount so withdrawn and deposited shall be paid by the Indenture Trustee on the January 15, 1998 Payment Date as a prepayment of principal of the Class A Certificates, pro rata, on the basis of their respective Note Principal Balances. If the amount withdrawn from the Pre-Funding Account and deposited into the Distribution Account pursuant to
Section 8.11 is $100,000 or more (but not otherwise), the entire amount so withdrawn and deposited shall be paid by the Trustee on the March 16, 1998 Payment Date as a prepayment of principal of the Class A Certificates, pro rata, on the basis of their respective Note Principal Balances.

                  SECTION 8.4. Compliance with Withholding Requirements.. Notwithstanding any other provision of this Agreement, the Indenture Trustee shall comply with all federal withholding requirements respecting payments to Noteholders of interest or original issue discount that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for such withholding. In the event the Indenture Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Noteholder pursuant to federal withholding requirements, the Indenture Trustee shall indicate the amount withheld to such Noteholders.

                  SECTION 8.5. Statements to Noteholders. Concurrently with each payment to Noteholders on any Payment Date, the Indenture Trustee shall forward to each Noteholder, the Servicer, the Insurer and each Rating Agency the statement prepared by the Servicer pursuant to Section 4.02 of the Sale and Servicing Agreement with respect to such payment.

                  To the extent that there are inconsistencies between the telecopy of the Remittance Report and the hard copy thereof and information set forth in the computer tape or other media provided by the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to rely upon the telecopy.

                  Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall forward to each Person who at any time during the calendar year was a Holder of the Notes of any Class (a) the statement furnished to the Indenture Trustee by the Servicer pursuant to Section
4.02 of the Sale and Servicing Agreement containing the information set forth in clauses (1) through (3) of Section 4.02 of the Sale and Servicing Agreement, aggregated for such calendar year or applicable portion thereof during which such person was a Noteholder and (b) such information contained in the Remittance Reports as required to enable the Holders of the Notes to prepare their tax returns.

                  Upon request, the Indenture Trustee shall forward to each Noteholder, during the term of this Indenture, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonably requested with respect to the Noteholder, or otherwise with respect to the purposes of this Indenture, all such reports or information to be prepared by the Servicer and provided at the expense of the Noteholder in accordance with such reasonable and explicit instructions and directions as the Noteholder may provide. For purposes of this Section 8.5, the Indenture Trustee's duties are limited to the extent that the Indenture Trustee receives timely reports as required from the Servicer.

                  SECTION 8.6. Rights of Noteholders. The Notes shall represent obligations of the Issuer, secured by the Trust Property, including the Trust Accounts and the right to receive interest, principal and other amounts at the times and in the amounts specified in this Indenture.

                  SECTION 8.7. Distribution Account. (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Distribution Account") entitled "First Union National Bank as Indenture Trustee, in trust for (A) the registered holders of Emergent Home Equity Loan Trust 1997-4, Asset Backed Notes, Series 1997-4, and (B) Financial Security Assurance Inc., Distribution Account". The Distribution Account shall be an Eligible Account. Deposits to and withdrawals from the Distribution Account shall be made as provided herein and in the Sale and Servicing Agreement. Funds in the Distribution Account shall be invested in Permitted Investments, at the direction of the Servicer, in accordance with Section 8.12 hereof. The Indenture Trustee shall give notice to the Issuer, the Servicer and the Insurer of the location of the Distribution Account when established and prior to any change thereof.

                  (b) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Indenture Trustee shall deposit such funds in the Distribution Account, subject to withdrawal thereof pursuant to Section 7.02(b) of the Sale and Servicing Agreement or as otherwise permitted thereunder.

                  (c) The Indenture Trustee shall be entitled to withdraw amounts from the Distribution Account and to transfer funds to the Expense Account on the Business Day immediately preceding each Payment Date pursuant to
Section  8.10(b) prior to any payments as required  pursuant to Section 8.3.

                  (d) If, at the close of business on the third Business Day prior to any Payment Date, the funds on deposit in the Distribution Account are less than the Scheduled Payment for such Payment Date, the Indenture Trustee shall give notice by telephone or telecopy of the amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Policy, to the Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 10:00 a.m., New York time, on the second Business Day prior to such Payment Date.

                  SECTION 8.8. The Pre-Funding Account. (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Pre-Funding Account") entitled "First Union National Bank as Indenture Trustee, in trust for (A) the registered holders of Emergent Home Equity Loan Trust 1997-4, Asset Backed Notes, Series 1997-4, and (B) Financial Security Assurance Inc., Pre-Funding Account." Such Account shall be an Eligible Account. Upon receipt of the proceeds of the sale of the Notes, on the Closing Date, the Issuer shall, from the proceeds of the sale of the Notes, deposit, on behalf of the Noteholders and the Insurer, in the Pre-Funding Account, the Original
Pre-Funded Amount. Funds in the Pre-Funding Account shall be invested in Permitted Investments, at the direction of the Servicer, in accordance with
Section 8.12. The Indenture Trustee shall give notice to the Issuer, the Servicer and the Insurer of the location of the Pre-Funding Account when established and prior to any change thereof.

                  (b) On any Pre-Funding Loan Transfer Date, the Depositor shall instruct in writing the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Principal Balances as of the related Pre-Funding Loan Cut-off Date of the Pre-Funding Loans sold to the Trust on such Pre-Funding Loan Transfer Date and apply such amount as provided in
Section 2.02 of the Sale and Servicing Agreement upon satisfaction of the conditions set forth in Sections 2.02(b) and (c) of the Sale and Servicing Agreement with respect to such transfer. The Indenture Trustee may conclusively rely on such written instructions from the Depositor.

                  (c) If the Pre-Funding Amount (other than Pre-Funding Earnings) has not been reduced to zero by February 28, 1998, after giving effect to any reductions in the Pre-Funding Amount pursuant to Section 8.8(b), the Indenture Trustee shall withdraw from the Pre-Funding Account on such date and deposit in the Distribution Account the entire remaining Pre-Funding Amount (exclusive of Pre-Funding Earnings) for distribution as provided in Section 8.3(a) or 8.3(g), as applicable.

                  (d) On the January 15,  1998,  February 16, 1998 and March 16,
1998 Payment Dates, the Indenture Trustee shall transfer from the Pre-Funding Account to the Distribution Account the Pre-Funding Earnings, if any, applicable, respectively, to such Payment Dates.

                  SECTION 8.9. The Interest Coverage Account. (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Interest Coverage Account") entitled "First Union National Bank as Indenture Trustee, in trust for (A) the registered holders of Emergent Home Equity Loan Trust 1997-4, Asset Backed Notes, Series 1997-4 and (B) Financial Security Assurance Inc., Interest Coverage Account." Such account shall be an Eligible Account. Upon receipt of the proceeds of the sale of the Notes on the Closing Date, the Issuer shall, from the proceeds of the sale of the Notes, deposit, on behalf of the Noteholders, in the Interest Coverage Account the amount of $403,085.22. Funds in the Interest Coverage Account shall be invested in Permitted Investments, at the direction of the Servicer, in accordance with Section 8.12 hereof. The Indenture Trustee shall give notice to the Issuer, the Servicer and the Insurer of the location of the Interest Coverage Account when established and prior to any change thereof.

                  (b) On each Payment Date, the Indenture Trustee shall withdraw from the amount on deposit in the Interest Coverage Account, including reinvestment income thereon and amounts deposited thereto from the Pre-Funding Account, and deposit into the Distribution Account for application on such Payment Date as provided in Section 8.3, (i) the sum of (a) interest accrued during the related Interest Accrual Period at the weighted average coupon rate of the Notes on the amount by which the aggregate Class A Note Principal Balance on the immediately preceding Payment Date (or, in the case of the first Payment Date, the first day of the related Interest Accrual Period for such Payment
Date) exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of such Payment Date plus, (b) the amounts in respect of the Insurer Premium and Indenture Trustee Fees referred to in clauses (ii)(e) and (ii)(f) of the definition of Available Distribution Amount, over (ii) the amount of any Pre-Funding Earnings deposited into the Distribution Account pursuant to Section 8.3(d) on such Payment Date.

                  (c) The Indenture Trustee shall pay any amounts remaining in the Interest Coverage Account after the March 16, 1998 Payment Date to or upon the order of the Servicer immediately after such Payment Date. The Indenture Trustee shall thereupon terminate the Interest Coverage Account.

                  SECTION 8.10. Expense Account. (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Expense Account") entitled "First Union National Bank as Indenture Trustee, in trust for
(A) the registered holders of Emergent Home Equity Loan Trust 1997-4, Asset Backed Notes, Series 1997-4, and (B) Financial Security Assurance Inc., Expense Account." The Expense Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

                  (b) On the Business Day immediately preceding each Payment Date, the Indenture Trustee shall withdraw from the Distribution Account and deposit into the Expense Account an amount equal to the product of (i) l/12 of the Insurer Premium Rate and (ii) the Class A Note Principal Balance after giving effect to distributions of principal on such Payment Date.

                  (c) The Indenture Trustee shall make withdrawals from the Expense Account to pay the Insurer Premium on each Payment Date.

                  (d) Funds in the Expense Account shall be invested in Permitted Investments, at the direction of the Servicer, in accordance with
Section 8.12 hereof. The Indenture Trustee shall give notice to the Issuer, the Servicer and the Insurer of the location of the Expense Account on the Closing Date and prior to any change thereof.

                  (e) Upon payment in full of the principal of and interest on the Notes and any amounts due the Insurer under the Insurance Agreement, any amounts remaining in the Expense

Account following the payment of all unpaid Insurer Premiums shall be released to the Servicer as additional servicing compensation.

                  SECTION 8.11. Redemption Account. (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Redemption Account") entitled "First Union National Bank as Indenture Trustee, in trust for (A) the registered holders of Emergent Home Equity Loan Trust 1997-4, Asset Backed Notes, Series 1997-4, and (B) Financial Security Assurance Inc., Redemption Account." The Redemption Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

                  (b) On the January 15, 1998 Payment Date, the Indenture Trustee will transfer the entire remaining amount (other than the reinvestment income described below) on deposit in the Redemption Account into the Distribution Account for payment as provided in Section 8.3(a) or 8.3(g), as applicable.

                  (c) The Indenture Trustee shall pay any reinvestment income earned on amounts on deposit in the Redemption Account to the Servicer. The Indenture Trustee shall terminate the Redemption Account immediately after the January 15, 1998 Payment Date.

                  SECTION 8.12. Investment of Funds. (a) The Servicer may direct the Indenture Trustee to invest funds in the Distribution Account, the Pre-Funding Account, the Interest Coverage Account, and the Expense Account (each, for purposes of this Section 8.12, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand,
(i) no later than the Business Day immediately preceding the next Payment Date, if a Person other than the Indenture Trustee is the obligor thereon, and (ii) no later than the next Payment Date, if the Indenture Trustee is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee. The Indenture Trustee shall be entitled to sole possession over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Indenture Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Indenture Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Indenture Trustee shall at the direction of the Servicer:

           (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

           (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer that such Permitted Investment would not constitute a

                  Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) All income and gain realized from the investment of funds deposited in the Collection Account, the Expense Account, the Distribution Account and the Servicing Accounts held by or on behalf of the Servicer or the Indenture Trustee, shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 of the Sale and Servicing Agreement or remitted to the Servicer pursuant to this Section. Pursuant to
Section 3.14(b) of the Sale and Servicing Agreement, the Servicer shall be obligated to deposit in the Collection Account, the Expense Account or the Distribution Account, as applicable, the amount of any loss incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Indenture Trustee may and, subject to Article VI, upon the request of the Insurer, shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.

                                   ARTICLE IX.

                             Supplemental Indentures

                  SECTION 9.1. Supplemental Indentures Without Consent of Noteholders. (a) Without the consent of the Holders of any Notes but with the consent of the Insurer, as evidenced to the Indenture Trustee, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes or the Insurer;

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

                  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the prior written consent of the Insurer and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by a written confirmation from the Rating Agencies that such action will not adversely affect the then current ratings on the Notes without taking into account the Policy, adversely affect in any material respect the interests of any Noteholder or the Insurer.

                  SECTION 9.2. Supplemental Indentures with Consent of Insurer or Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the consent of the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of the Notes evidencing a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee), enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the amounts payable upon any redemption of the
         Notes,   change  the  provision  of  this  Indenture  relating
         to the application of collections on, or the proceeds of the sale of, the Trust Property to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (iii) reduce the percentage of the Holders of Notes entitled to Voting Rights required for any such supplemental indenture, or for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the percentage of the Holders of Notes entitled to Voting Rights required to authorize a private sale of Trust Property as contemplated in Section 5.19(b);

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Insurer and Holder of each Outstanding Note affected thereby;

                  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (viii) permit the creation of any lien (other than the Warehouse Liens to be discharged and released as provided in Section
         3.5 and 3.12) ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Property or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note or the Insurer of the security provided by the lien of this Indenture.

                  The Indenture Trustee may determine whether or not any Notes would be adversely affected by any supplemental indenture upon receipt of written confirmation from the Rating Agencies that such action will not adversely effect the then current ratings on the Notes without taking into account the Policy and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Insurer and the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Certificate) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.5. Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

                  SECTION 9.6. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X.

                               Redemption of Notes

                  SECTION 10.1. Redemption. (a) The Issuer shall have the option (with the consent of the Insurer, if the exercise of such option would result in a draw on the Policy or would result in outstanding amounts due to the Insurer under the Insurance Agreement), subject to Section 10.01(b) of the Sale and Servicing Agreement, to redeem the Notes, in whole but not in part, at the Redemption Price, on any Payment Date after which the aggregate Class A Note Principal Balance is $14,850,000 or less. Notice of the exercise of the redemption option pursuant to this Section 10.01(a) shall be given by the Issuer to the Indenture Trustee and the Insurer not later than the 5th day of the month immediately preceding the Redemption Date.

                  (b) Following a final determination by the IRS or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Issuer does not and will no longer qualify as a REIT pursuant to
Section 856 et seq. of the Code, at any time on or after the date which is 30 calendar days following such final determination, the Insurer may direct the Issuer to redeem all of the Classes of Notes then outstanding at the Redemption Price and, if so directed, the Issuer shall promptly and, in any event, within ten business days, give notice to the Indenture Trustee and the Insurer that the Trust elects to redeem the Notes, which redemption shall be affected on the next Payment Date which is not less than sixty days from the date of the direction from the Insurer to the Issuer.

                  (c) The  Issuer  may  fund  any  redemption  pursuant  to this
Article X through sales of Mortgage Loans and other properties in accordance with Article X of the Sale and Servicing Agreement. The Issuer is also authorized and shall be permitted to sell Mortgage Loans and other properties as provided in Section 10.02 of the Sale and Servicing Agreement, whether or not in connection with a redemption of the Notes pursuant to this Article X.

                  SECTION 10.2. Notice. Notice of any redemption of the Notes pursuant to this Article X shall be given to Noteholders by the Indenture Trustee in accordance with Section 8.3(f).

                  SECTION 10.3. Presentation and Surrender of Notes and Payment. The provisions of Section 8.3(f) shall apply with respect to the presentation and surrender of Notes for payment and the consequences of any failure to present or surrender any Note for payment in connection with a redemption pursuant to this Article X. Upon presentation and surrender of any Note in connection with a redemption pursuant to this Article X as contemplated in this
Article X and Section 8.3(f), the Indenture Trustee shall pay to the Noteholder in respect of such Note the Redemption Price.

                                  ARTICLE XI.

                      Certain Matters Regarding the Insurer

                  SECTION 11.1. Rights of the Insurer to Exercise Rights of Class A Noteholders. The Indenture Trustee and, by accepting any Note, each Class A Noteholder, agrees that unless an Insurer Default has occurred and is continuing, the Insurer shall have the right to exercise all rights of the Class A Noteholders under this Indenture and the Sale and Servicing Agreement (including all Voting Rights) (except as provided in Section 9.2 and except as otherwise expressly required by the TIA) without any further consent of the Class A

Noteholders, including, without limitation the rights enumerated in Sections 5.2, 5.12, 5.19, 5.20 and 6.13 of this Indenture and, so long as no Insurer Default shall have occurred and be continuing, the consent of the Insurer to any action or matter (except as provided in Section 9.2) shall be deemed to also constitute the consent of the requisite percentage of Noteholders required by this Indenture or the Sale and Servicing Agreement in respect of such action or matter. In addition, each Class A Noteholder agrees that, unless an Insurer Default has occurred and is continuing, the rights referred to above may be exercised by the Class A Noteholders only with the prior written consent of the Insurer.

                  SECTION 11.2. Indenture Trustee to Act Solely with Consent of the Insurer. Unless an Insurer Default has occurred and is continuing, the Indenture Trustee shall not:

                  (a)  agree to any  amendment  of this  Indenture  pursuant  to
Section  9.1 or 9.2 hereof or of the Sale and  Servicing  Agreement  pursuant to
Section 12.01 thereof;

                  (b) undertake any litigation pursuant to Section 6.19 of this Indenture; or

                  (c) terminate the Servicer pursuant to Section 7.01 of the Sale and Servicing Agreement, without the prior written consent of the Insurer which consent shall not be unreasonably withheld.

                  SECTION 11.3. Trust Property and Accounts Held for Benefit of the Insurer. The Indenture Trustee shall hold the Trust Property and the Mortgage Files for the benefit of the Noteholders and the Insurer and all references in this Indenture and in the Notes to the benefit of Holders of the Notes shall be deemed to include the Insurer unless an Insurer default has occurred and is continuing. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the Insurer for action to preserve or enforce the Insurer's rights or interests under this Indenture and the Notes.

                  SECTION 11.4. Claims Upon the Policy; Policy Payments Account.
(a) If, by the close of business on the third Business Day prior to a Payment Date, the Indenture Trustee determines, based on the Remittance Report, that a Deficiency Amount for any Payment Date is greater than zero, then the Indenture Trustee shall give notice to the Insurer by telephone or telecopy of the amount of such Deficiency Amount. Such notice of such Deficiency Amount shall be confirmed in writing in the form set forth as Exhibit A to the Policy to the Insurer and the Fiscal Agent (as defined in the Policy), if any, at or before 10:00 a.m., New York time, on the second Business Day prior to such Payment Date. Following receipt by the Insurer of such notice in such form, the Insurer will pay any amount payable under the Policy on the later to occur of (i) 12:00 noon, New York time, on the second Business Day following such receipt and (ii) 12:00 noon, New York time, on the Payment Date to which such deficiency relates, as provided in Exhibit A to the Policy.

                  (b) The Indenture Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Class A Notes and the Insurer referred to herein as the "Policy Payments Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit any amount paid under the Policy in the Policy Payments Account and distribute such amount only for purposes of payment to Holders of Class A Notes of the Scheduled Payment for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Indenture Trustee or the Issuer. Amounts paid under the Policy shall be transferred to the Distribution Account in accordance with the next succeeding paragraph and disbursed by the Indenture Trustee to Holders of Class A Notes in accordance with Section 8.3(b) or Article X, as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Scheduled Payment with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Notes to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Note Register and in the statement to be furnished to Holders of the Class A Notes pursuant to Section 8.5. Funds held in the Policy Payments Account shall not be invested.

                  On any Payment Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Indenture Trustee as a result of any claim under the Policy, to the extent required to make the Scheduled Payment on such Payment Date, shall be withdrawn from the Policy Payments Account and deposited in the Distribution Account and applied by the Indenture Trustee, together with the other funds to be withdrawn from the Distribution Account pursuant to Section 8.3(b) or Article X, as applicable, directly to the payment in full of the Scheduled Payment due on the Class A Notes. Funds received by the Indenture Trustee as a result of any claim under the Policy shall be deposited by the Indenture Trustee in the Policy Payments Account and used solely for payment to the Holders of the Class A Notes and may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Indenture Trustee or the Issuer. Any funds remaining in the Policy Payments Account on the first Business Day following a Payment Date shall be remitted to the Insurer, pursuant to the instructions of the Insurer, by the end of such Business Day.

                  (c) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Note from moneys received under the Policy. The Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

                  SECTION 11.5. Notices to the Insurer. All notices, statements, reports, certificates or opinions required by this Indenture to be sent to any other party hereto or to any of the Noteholders shall also be sent to the Insurer.

                  SECTION 11.6. Third-Party Beneficiary. The Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

                  SECTION 11.7. Indenture Trustee to Hold the Policy. The Indenture Trustee will hold the Policy in trust as agent for the Holders of the Class A Notes for the purpose of making claims thereon and distributing the proceeds thereof. The Policy, prior to any distributions thereon deposited into the Policy Payments Account, will not constitute part of the Trust Property. Each Holder of Class A Notes, by accepting its Class A Notes, appoints the Indenture Trustee as attorney-in-fact for the purpose of making claims on the Policy.

                                  ARTICLE XII.

                                  Miscellaneous

                  SECTION 12.1. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

                  SECTION 12.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Sponsor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Sponsor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 12.3. Acts of Noteholders. (a) Subject to Section 11.1, Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

                  (c) The  ownership  of  Notes  shall  be  proved  by the  Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 12.4. Notices, etc. to Indenture Trustee, Issuer, Insurer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office and any notice delivered by facsimile shall be addressed to the Corporate Trust Office, telecopy number (704) 383-7316, or

                  (b) The Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall deemed to have been duly given upon receipt to the Issuer addressed to: Emergent Home Equity Loan Trust 1997-4, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 Attention:
Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                  (c) The Insurer by the Issuer or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telecopied to the recipient as follows:

                  To the Insurer:  Financial Security Assurance Inc.
                                   350 Park Avenue
                                   New York, New York 10022
                                   Attention:  Surveillance Department
                                   Re:  Emergent Home Equity Loan Trust 1997-4
                                   Telecopy:  (212) 888-5278

                  Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Fax No.:
(212) 533-0355 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Group, 26 Broadway (15th Floor), New York, New York 10004,
Attention: Asset Backed Surveillance Department, Fax No.: (212) 412-0224; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 12.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder.

                  SECTION 12.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  SECTION 12.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 12.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 12.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

                  SECTION 12.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 12.11. Benefits of Indenture. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Insurer and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Property, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Indenture Trustee may exercise such right or power hereunder), but not its duties and obligations under the Policy, upon delivery of a written notice to the Indenture Trustee.

                  SECTION 12.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  SECTION 12.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 12.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 12.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  SECTION 12.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Sponsor, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Sponsor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Sponsor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  SECTION 12.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Contributor, the Sponsor, the Depositor, or the Issuer, or join in any institution against the Contributor, the Sponsor, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

                  SECTION 12.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

                  SECTION 12.19. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Agreement or any related documents.

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                      EMERGENT HOME EQUITY LOAN TRUST 1997-4,

                                      By:  WILMINGTON TRUST COMPANY, not in its
                                              individual capacity but solely as
                                              Owner Trustee,

                                           By:__________________________________
                                              Name:
                                              Title:

                                      FIRST UNION NATIONAL BANK, not in its
                                          individual capacity but solely
                                          as Indenture Trustee,

                                           By:__________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT A

                            GLOSSARY OF DEFINED TERMS

                  The following words and phrases, unless otherwise defined in the Sale and Servicing Agreement, the Trust Agreement or the Indenture, shall have the meanings specified herein. For purposes of the Indenture, references to the term "Trust" as used in this Glossary of Defined Terms shall be deemed to be references to the Issuer.

                  "Accrued Note Interest": With respect to each Payment Date and any Class A Note, interest accrued during the related Interest Accrual Period at the applicable Class A Note Interest Rate for such Class A Note on the Note Principal Balance of such Class A Note immediately prior to such Payment Date.

                  "Accrued Shortfall Interest Carry Forward Amount": With respect to any Payment Date, the amount of the Shortfall Interest Deferred Amounts unpaid from preceding Payment Dates together with interest thereon at the related Interest Rate from such preceding Payment Dates to the current Payment Date.

                  "Act": The meaning specified in Section 12.3(a) of the Indenture.

                  "Actual Owner": The meaning assigned to such term in Section
4.05 of the Sale and Servicing Agreement.

                  "Addition Notice": A written notice from the Sponsor to the Depositor, the Indenture Trustee, the Rating Agencies and the Insurer that the Sponsor desires to make a Pre-Funded Loan Transfer.

                  "Additional Mortgage Loans": Any Mortgage Loans included in the Mortgage Pool as of the Closing Date but not identified by the Originator before the opening of business on December 1, 1997, but excluding any Qualified Substitute Mortgage Loans.

                  "Additional Trustee": Global Securitization Services, LLC, not in its individual capacity but solely as trustee under the Trust Agreement, and any successor to it as trustee thereunder.

                  "Additional Trustee Fees": The fees payable to the Additional Trustee as contemplated in Section 4.9 of the Trust Agreement.

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Appointment of Additional Trustee Agreement": The Appointment of Additional Trustee Agreement dated the Closing Date among the Sponsor, the Owner Trustee and the Additional Trustee relating to the appointment of the Additional Trustee.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

                  "Authorized Newspaper": A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

                  "Authorized Officer": With respect to the Trust, the Depositor, the Sponsor and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee, the Depositor, the Sponsor or the Servicer, as applicable, who is authorized to act for the Owner Trustee, the Depositor, the Sponsor or the Servicer, as applicable, in matters relating to the Trust, the Depositor, the Sponsor or the Servicer, as the case may be, and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee, the Depositor, the Sponsor and the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "Available Distribution Amount": With respect to any Payment Date, an amount equal to the excess of (i) the sum of (a) the aggregate of the Monthly Payments, Liquidation Proceeds, Insurance Proceeds, Principal Prepayments and other unscheduled recoveries of principal and interest in respect of the Mortgage Loans received during or with respect to the related Collection Period, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Payment Date pursuant to Section 3.25 of the Sale and Servicing Agreement, (c) the aggregate of any amounts deposited in the Distribution Account by the Servicer in respect of Prepayment Interest Shortfalls for such Payment Date pursuant to Section 3.26 of the Sale and Servicing Agreement, (d) the aggregate of any Monthly Advances made by the Servicer for such Payment Date pursuant to Section 4.03 of the Sale and Servicing Agreement, (e) the aggregate of any advances made by the Indenture Trustee for such Payment Date pursuant to
Section 7.02 of the Sale and Servicing Agreement, (f) the Stated Principal Balance of any Mortgage Loan that was purchased during the related Collection Period pursuant to or as contemplated by Section 2.05, or 10.01 of the Sale and Servicing Agreement and the amount of any shortfall deposited into the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.05 of the Sale and Servicing Agreement during the related Collection Period and (g) the aggregate of any amounts deposited into the Distribution Account by the Indenture Trustee from the Interest Coverage Account, the Pre-Funding Account and the Redemption Account over (ii) the sum of
(a) amounts reimbursable or payable to the Depositor, the Servicer, the Indenture Trustee, the Sponsor or any Sub-Servicer pursuant to Section 3.11 or
Section 3.14 of the Sale and Servicing

Agreement or otherwise payable in respect of extraordinary Trust Property expenses, (b) Stayed Funds, (c) amounts deposited in the Collection Account or the Distribution Account, as the case may be, in error, (d) amounts reimbursable to the Indenture Trustee for an advance made pursuant to Section 7.02(b) of the Sale and Servicing Agreement which advance the Indenture Trustee has determined to be nonrecoverable from the Stayed Funds in respect of which it was made, (e) the Insurer Premium payable to the Insurer pursuant to Section 8.10(b) of the Indenture, and (f) the Indenture Trustee Fee payable from the Distribution Account pursuant to Section 6.7 of the Indenture.

                  "Balloon Mortgage Loan": A Mortgage Loan that provides for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is substantially greater than the preceding monthly payment.

                  "Balloon Payment": The final payment due on a Balloon Mortgage Loan.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Basic Documents": The Sale and Servicing Agreement, the Indenture, the Certificate of Trust, the Trust Agreement, the Indemnification Agreement, the Insurance Agreement, the Underwriting Agreement, the Trust Services Agreement, the Appointment of Additional Trustee Agreement and the other documents and certificates delivered in connection therewith.

                  "Beneficial Ownership," when used with respect to ownership of Certificates by any Person, shall mean all Certificates which are (i) directly owned by such Person, (ii) indirectly owned by such Person (if such Person is an "individual" as defined in Section 542(a)(2) of the Code) taking into account the constructive ownership rules of Section 544 of the Code, as modified by
Section 856(h)(1)(B) of the Code, or (iii) beneficially owned by such Person pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, PROVIDED THAT (x) in determining the amount of Certificates Beneficially Owned by a Person or group, no Certificate shall be counted more than once although applicable to two or more of clauses (i), (ii) and (iii) of this definition or (in the case of a group) although Beneficially Owned by more than one Person in such group.

                  "BIF": The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

                  "Book Entry Notes": A beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 2.9 of the Indenture.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of South Carolina, or in the city in which the Insurer or the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

                  "Business Trust Statute": Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et. seq. as the same may be amended from time to time.

                  "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which were more than $1000 in excess of the principal balance of any existing first mortgage or subordinate mortgage on the related Mortgaged Property and related closing costs.

                  "Certificate": Any of the Certificates executed and delivered by the Owner Trustee on behalf of the Trust, and authenticated by the Owner Trustee, pursuant to the Trust Agreement.

                  "Certificate Distribution Account": The trust account established and maintained by the Trust Servicer pursuant to Section 5.2 of the Trust Agreement.

                  "Certificate of Trust": The certificate of trust of the Trust as filed by the Initial Owner Trustee under the Business Trust Statute on behalf of the Trust pursuant to the Trust Agreement.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 4.9 of the Trust Agreement.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register.

                  "Class": Collectively, all of the Notes bearing the same class designation.

                  "Class A Fixed Rate Notes": The Notes of each Class other than the Class A-1 Variable Rate Notes.

                  "Class A Note": Any of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-6 Notes executed by the Owner Trustee on behalf of the Trust and authenticated and delivered by the Indenture Trustee pursuant to the Indenture.

                  "Class A Noteholder": Any Holder of a Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 or Class A-6 Note.

                  "Class A Note Interest Rate": With respect to the Class A-1 Notes, the Class A-1 Interest Rate, with respect to the Class A-2 Notes, the Class A-2 Interest Rate, with respect to the Class A-3 Notes, the Class A-3 Interest Rate, with respect to the Class A-4 Notes, the Class A-4 Interest Rate, with respect to the Class A-5 Notes, the Class A-5 Interest Rate, and with respect to the Class A-6 Notes, the Class A-6 Interest Rate.

                  "Class A Note Principal Balance": The sum of the Class A-1 Note Principal Balance, the Class A-2 Note Principal Balance, the Class A-3 Note Principal Balance, the Class A-4 Note Principal Balance, the Class A-5 Note Principal Balance and the Class A-6 Note Principal Balance.

                  "Class A-1 Variable Rate Notes": The Class A-1 Notes.

                  "Class A-1 Interest Payment Amount": On any Payment Date, the amount equal to (i) the aggregate Accrued Note Interest on the Class A-1 Notes during the related Interest Accrual Period, reduced by the Shortfall Interest Deferred Amount, if any, for such Payment Date in respect of such Class, plus
(ii) to the extent the remaining Available Distribution Amount for such Payment Date is sufficient for the payment thereof, the Accrued Shortfall Interest Carry Forward Amount, if any, for such Payment Date in respect of such Class.

                  "Class A-1 Interest Rate": For each Payment Date, a rate per annum equal to the lesser of (i) LIBOR plus 0.16% per annum and (ii) 10.50%.

                  "Class A-1 Note": Any one of the Class A-1 Notes executed by the Owner Trustee on behalf of the Trust, and authenticated and delivered by the Indenture Trustee, pursuant to the Indenture.

                  "Class A-1 Note Principal Balance": The Class Note Balance for the Class A-1 Notes.

                  "Class A-2 Interest Payment Amount": On any Payment Date, the amount equal to (i) the aggregate Accrued Note Interest on the Class A-2 Notes during the related Interest Accrual Period, reduced by the Shortfall Interest Deferred Amount, if any, for such Payment Date in respect of such Class, plus
(ii) to the extent the remaining Available Distribution Amount for such Payment Date is sufficient for the payment thereof, the Accrued Shortfall Interest Carry Forward Amount, if any, for such Payment Date in respect of such Class.

                  "Class A-2 Interest Rate": For each Payment Date, a rate per annum equal to 6.470%.

                  "Class A-2 Note": Any one of the Class A-2 Notes executed by the Owner Trustee on behalf of the Trust, and authenticated and delivered by the Indenture Trustee, pursuant to the Indenture.

                  "Class A-2 Note Principal Balance": The Class Note Balance for the Class A-2 Certificates.

                  "Class A-3 Interest Payment Amount": On any Payment Date, the amount equal to (i) the aggregate Accrued Note Interest on the Class A-3 Notes during the related Interest Accrual Period, reduced by the Shortfall Interest Deferred Amount, if any, for such Payment Date in respect of such Class, plus
(ii) to the extent the remaining Available Distribution Amount for such Payment Date is sufficient for the payment thereof, the Accrued Shortfall Interest Carry Forward Amount, if any, for such Payment Date in respect of such Class.

                  "Class A-3 Interest Rate": For each Payment Date, a rate per annum equal to 6.505%.

                  "Class A-3 Note": Any one of the Class A-3 Notes executed by the Owner Trustee on behalf of the Trust, and authenticated and delivered by the Indenture Trustee, pursuant to the Indenture.

                  "Class A-3 Note Principal Balance": The Class Note Balance for the Class A-3 Notes.

                  "Class A-4 Interest Payment Amount": On any Payment Date, the amount equal to (i) the aggregate Accrued Note Interest on the Class A-4 Notes during the related Interest Accrual Period, reduced by the Shortfall Interest Deferred Amount, if any, for such Payment Date in respect of such Class, plus
(ii) to the extent the remaining Available Distribution Amount is sufficient for the payment thereof, the Accrued Shortfall Interest Carry Forward Amount, if any, for such Payment Date in respect of such Class.

                  "Class A-4 Interest Rate": For each Payment Date, a rate per annum equal to 6.700%.

                  "Class A-4 Note": Any one of the Class A-4 Notes executed by the Owner Trustee on behalf of the Trust, and authenticated and delivered by the Indenture Trustee, pursuant to the Indenture.

                  "Class A-4 Note Principal Balance": The Class Note Balance for the Class A-4 Notes.

                  "Class A-5 Interest Payment Amount": On any Payment Date, the amount equal to (i) the aggregate Accrued Note Interest on the Class A-5 Notes during the related Interest Accrual Period, reduced by the Shortfall Interest Deferred Amount, if any, for such Payment Date in respect of such Class, plus
(ii) to the extent the remaining Available Distribution Amount is sufficient for the payment thereof, the Accrued Shortfall Interest Carry Forward Amount, if any, for such Payment Date in respect of such Class.

                  "Class A-5 Interest Rate": For each Payment Date, a rate per annum equal to 7.080%.

                  "Class A-5 Note": Any one of the Class A-5 Notes executed by the Owner Trustee on behalf of the Trust, and authenticated and delivered by the Indenture Trustee, pursuant to the Indenture.

                  "Class A-5 Note Principal Balance": The Class Note Balance for the Class A-5 Notes.

                  "Class A-6 Interest Payment Amount": On any Payment Date, the amount equal to (i) the aggregate Accrued Note Interest on the Class A-6 Notes during the related Interest Accrual Period, reduced by the Shortfall Interest Deferred Amount, if any, for such Payment Date in respect of such Class, plus
(ii) to the extent the remaining Available Distribution Amount is sufficient for the payment thereof, the Accrued Shortfall Interest Carry Forward Amount, if any, for such Payment Date in respect of such Class.

                  "Class A-6 Interest Rate": For each Payment Date, a rate per annum equal to 6.685%.

                  "Class A-6 Lockout Payment Amount": For any Payment Date, an amount equal to the product of (x) the applicable Class A-6 Lockout Percentage for such Payment Date and (y) the Class A-6 Lockout Pro-Rata Distribution Amount for such Payment Date.

                  "Class A-6 Lockout Percentage": For each Payment Date, the percentage specified below for the period in which such Payment Date occurs:

                         Payment Date                  Lockout Percentage
                         ------------                  ------------------

                  January 1998 - December 2000                0%

                  January 2001 - December 2002               45%

                  January 2003 - December 2003               80%

                  January 2004 - December 2004              100%

                  Subsequent to December 2004               300%

                  "Class A-6 Lockout Pro-Rata Distribution Amount": For any Payment Date, an amount equal to the product of (x) a fraction, the numerator of which is the Class A-6 Note Principal Balance immediately prior to such Payment Date and the denominator of which is the Class A Note Principal Balance immediately prior to such Payment Date, and (y) the Principal Distribution Amount for such Payment Date.

                  "Class A-6 Note": Any one of the Class A-6 Notes executed by the Owner Trustee on behalf of the Trust, and authenticated and delivered by the Indenture Trustee, pursuant to the Indenture.

                  "Class A-6 Note Principal Balance": The Class Note Balance for the Class A-6 Notes.

                  "Class Note Balance": As to any Class of Notes and any date of determination, the aggregate of the Note Principal Balances of all Notes of such Class as of such date of determination.

                  "Closing Date":  December 23, 1997.

                  "Code": The Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral": The meaning specified in the Granting Clause of the Indenture.

                  "Collection Account": The account or accounts created and maintained by the Servicer pursuant to Section 3.10(a) of the Sale and Servicing Agreement, which shall be entitled "Emergent Mortgage Corp., as Servicer for First Union National Bank, as Indenture Trustee, in trust for (A) registered holders of Emergent Home Equity Loan Trust Asset Backed Notes, Series 1997-4, and (B) Financial Security Assurance, Inc." and which must be an Eligible Account.

                  "Collection Period": In the case of any Payment Date, the calendar month immediately preceding the calendar month in which such Payment Date occurs.

                  "Company": Emergent Mortgage Corp.

                  "Constructive Ownership": shall mean ownership of a Trust Interest by a Person, whether the Trust Interest is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms "Constructive Owner," "Constructively Owns", "Constructively Owned" and "Constructively Owning" shall have the correlative meanings.

                  "Contributor": Emergent Mortgage Holdings Corporation II.

                  "Contributor/Sponsor Contribution Agent": The Contribution and Assignment Agreement dated as of December 1, 1997 among the Contributor, the Sponsor and Emergent Group providing for the contribution of the Mortgage Loans from the Contributor to the Sponsor.

                  "Corporate Trust Office": With respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business in connection with the Indenture shall be administered, which office at the date of the execution of the Indenture is located at 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Department. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business in connection with the Trust Agreement shall be administered, which office at the date of the execution of the Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

                  "Cumulative Insurance Payments": As of any time of determination, the aggregate of all Insurance Payments previously made by the Insurer plus interest thereon from the date such amount became due until paid in full, at a rate of interest calculated as provided in the Insurance Agreement minus all payments previously made to the Insurer pursuant to Section 8.3 of the Indenture hereof as reimbursement for such amounts.

                  "Cumulative Loss Percentage": For any Payment Date, the percentage equivalent of a fraction, the numerator of which is aggregate amount of Realized Losses incurred from and including the first Collection Period to and including the most recently ended Collection Period, and the denominator of which is the Maximum Collateral Amount.

                  "Cut-off Date": With respect to each Initial Mortgage Loan, the opening of business on December 1, 1997; with respect to each Additional Mortgage Loan and each Pre-Funded Mortgage Loan, the respective origination dates thereof; and with respect to all Qualified Substitute Mortgage Loans, the first day of the calendar month in which the substitution occurs. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

                  "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "Deficiency Amount": With respect to the Class A Notes as of any Payment Date (i) any shortfall in amounts available in the Distribution Account to pay the Interest Payment Amount, net of any Relief Act Interest Shortfalls and Prepayment Interest Shortfalls allocated to the Class A Notes,
(ii) the Remaining Overcollateralization Deficit, if any, for such Payment Date and (iii) without duplication of the amount specified in clause (ii), the applicable Class A Note Principal Balance to the extent unpaid on the final Payment Date for each Class of the Class A Notes or the earlier termination of the Trust pursuant to the terms of the Trust Agreement.

                  "Deficiency Event": The inability of the Indenture Trustee to make the Scheduled Payment on any Payment Date due to a shortage of funds for such purpose then held in the Distribution Account and the failure of the Insurer to pay in full a claim made in accordance with the Policy with respect to such Payment Date.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Notes": The meaning specified in Section 2.9 of the Indenture.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquency Percentage": As of the last day of any Collection Period, the percentage equivalent of a fraction, the numerator of which equals the aggregate Stated Principal Balances of all Mortgage Loans that are 90 or more days Delinquent, in foreclosure or converted to REO Properties as of such last day of such Collection Period, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Collection Period.

                  "Delinquent": A Mortgage Loan is Delinquent if the Monthly Payment due on a Due Date is not paid on or before the next succeeding Due Date, at which time, such Mortgage Loan is 30 days Delinquent. If the Monthly Payment due on a Due Date is not paid on or before the second or third succeeding Due Date, respectively, such Mortgage Loan is 60 or 90 days Delinquent, as the case may be.

                  "Depositor": Prudential Securities Secured Financing Corporation, a Delaware corporation, or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Institution": Any depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated at least P-1 by Moody's and A-1 by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies).

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to each Payment Date, the fifth Business Day prior to such Payment Date.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Indenture Trustee (or the Servicer on behalf of the Indenture Trustee) shall not be considered to Directly Operate an REO Property solely because the Indenture Trustee (or the Servicer on behalf of the Indenture Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, and (v) any other Person so designated by the Indenture Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Note or Certificate, as the case may be, by such Person may cause the Trust or the Trust Property or any Person having an Ownership Interest in any Note or Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Note or Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account": The trust account established and maintained by the Indenture Trustee pursuant to Section 8.7 of the Indenture.

                  "Due Date": With respect to each Payment Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan during the related Collection Period, exclusive of any days of grace.

                  "Eligible Account": Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated at least P-1 by Moody's and A-1 by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  "Emergent Group": Emergent Group, Inc., a South Carolina corporation.

                  "ERISA": Employee Retirement Income Security Act of 1974, as amended

                  "Escrow Payments": As defined in Section 3.09 of the Sale and Servicing Agreement.

                  "Estate in Real Property": A fee simple estate in a parcel of land.

                  "Excess Subordinated Amount": With respect to the Class A Notes and any Payment Date, the excess, if any, of (i) the Subordinated Amount for such Payment Date over (ii) the Required Subordinated Amount for such Payment Date.

                  "Exchange Act": The Securities Exchange Act of 1934, as amended.

                  "Expense Account": The account established and maintained pursuant to Section 8.10 of the Indenture.

                  "Expenses": The meaning assigned to such term in Section 8.2 of the Sale and Servicing Agreement.

                  "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

                  "FHLMC": Federal Home Loan Mortgage Corporation or any successor thereto.

                  "Final Maturity Date": With respect to any Class of the Class A Notes, the Final Scheduled Payment Date for such Class or, if earlier, the Redemption Date.

                  "Final Payment Date": With respect to any Class of the Class A Notes, the earlier of the Final Maturity Date with respect to such Class and the Payment Date on which the principal of and all accrued but unpaid interest on the Notes of such Class shall be paid in full.

                  "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Sponsor, the Depositor, the Servicer or the Insurer pursuant to or as contemplated by Section 2.05, 3.18(d) or 10.01) of the Sale and Servicing Agreement, a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

                  "Final Scheduled Payment Date": (i) in the case of the Class A-1 Notes, May 15, 2007, (ii) in the case of the Class A-2 Notes, October 15, 2010, (iii) in the case of the Class A-3 Notes, December 15, 2012, (iv) in the case of the Class A-4 Notes, January 15, 2013, (v) in the case of the Class A-5 Notes, December 15, 2028, and (vi) in the case of the Class A-6 Notes, December 15, 2028.

                  "FNMA": Federal National Mortgage Association or any successor thereto.

                  "Grant": Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Indebtedness": With respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

                  "Indemnification Agreement": The Indemnification Agreement dated as of December 4, 1997 among the Trust, the Insurer, the Sponsor, the Company, Emergent Group, Inc., the Contributor, the Depositor and Prudential Securities Incorporated.

                  "Indemnified Parties": The meaning assigned to such term in
Section 9.2 of the Sale and Servicing Agreement.

                  "Indenture": The Indenture dated as of December 1, 1997 between the Trust and the Indenture Trustee relating to the Notes.

                  "Indenture Trustee": First Union National Bank, a national banking association, or its successor-in-interest, or any successor trustee appointed as provided in the Indenture.

                  "Indenture Trustee Trust Secured Obligations": All amounts and obligations which the Trust may at any time owe to the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

                  "Indenture Trustee's Fee": The amount payable to the Indenture Trustee on each Payment Date pursuant to Section 6.7 of the Indenture as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Indenture Trustee hereunder, which amount shall equal one twelfth of the product of (i) the Indenture Trustee's Fee Rate, multiplied by (ii) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the preceding Payment Date (or, in the case of the initial Payment Date, as of the Cut-off Date).

                  "Indenture Trustee's Fee Rate": 0.015% per annum.

                  "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Trust, the Sponsor, the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest or any material indirect financial interest in the Trust, the Sponsor, the Depositor, the Servicer or any Affiliate thereof, and
(c) is not connected with the Trust, the Sponsor, the Depositor, the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Trust, the Sponsor, the Depositor or the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Trust, the Sponsor, the Depositor or the Servicer or any Affiliate thereof, as the case may be.

                  "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Sale and Servicing Agreement, prepared by an Independent appraiser or other expert appointed pursuant to an Trust Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to the Trust within the meaning of Section 856(d)(3) of the Code, so long as the Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Property is at arm's-length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Indenture Trustee has received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 856(e)(1) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Initial Certificateholders": Shall not mean not less than 110 United States Persons designated in writing by the Depositor to the Trust on or prior to the Closing Date.

                  "Initial Mortgage Loan": Any Mortgage Loan identified by the Originator as of the opening of business on December 1, 1997.

                  "Insurance Agreement": The Insurance and Indemnity Agreement, dated as of December 1, 1997, among the Trust, the Depositor, the Contributor, the Originator/Servicer, the Sponsor, Emergent Group, and the Insurer, as amended or supplemented in accordance with the provisions thereof.

                  "Insurance Payment": Any payment made by the Insurer under the Policy with respect to the Class A Notes.

                  "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

                  "Insured Payment": With respect to the Class A Notes as of any Payment Date (i) the Interest Payment Amount, net of any Relief Act Interest Shortfalls and Prepayment Interest Shortfalls allocated to the Class A Notes for such Payment Date, (ii) the Remaining Overcollateralization Deficit, if any, for such Payment Date and (iii) without duplication of the amount specified in clause (ii), the applicable Class A Note Principal Balance to the extent unpaid on the final Payment Date for each Class of the Class A Notes or the earlier termination of the Trust pursuant to the terms of the Trust Agreement.

                  "Insurer": Financial Security Assurance, Inc. a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

                  "Insurer Default": The existence and continuance of any of the following:

                  (a) the Insurer fails to make a payment required under the Policy in accordance with its terms; or

                  (b) the Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

                  (c) a court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Insurer of all or any material portion of its property.

                  "Insurer Issuer Secured Obligations": All amounts and obligations which the Trust may at any time owe to or on behalf of the Insurer under the Indenture, the Insurance Agreement or any other Basic Document.

                  "Insurer Premium": The Policy premium payable pursuant to
Section 8.10(b) of the Indenture.

                  "Insurer Premium Rate": 0.17% per annum.

                  "Interest Accrual Period": With respect to (i) any Payment Date and the Class A-1 Variable Rate Notes, the period from and including the immediately preceding Payment Date (or, in the case of the January 15, 1998 Payment Date, December 23, 1997) to and including the day immediately preceding the current Payment Date, and (ii) any Payment Date and the Class A Fixed Rate Notes, the calendar month immediately preceding the month in which such Payment Date occurs.

                  "Interest Coverage Account": The trust account established and maintained by the Indenture Trustee pursuant to Section 8.9 of the Indenture.

                  "Interest Determination Date": In respect of the Class A-1 Notes, the second business day preceding each Payment Date or, in the case of the January 15, 1998 Payment Date, the second business day preceding the Closing Date. As used in this definition, "business day" means a day on which banks are open for dealings in foreign currency and exchange in London and New York City.

                  "Interest Distribution Amount": With respect to any Payment Date and the Class A Notes, the aggregate Accrued Note Interest on the Class A Notes for such Payment Date.

                  "Interest Payment Amount": The sum of the Class A-1 Interest payment Amount, the Class A-2 Interest Payment Amount, the Class A-3 Interest Payment Amount, the Class A-4 Interest Payment Amount, the Class A-5 Interest Payment Amount and the Class A-6 Interest Payment Amount.

                  "Investment Account": As defined in Section 3.14 of the Sale and Servicing Agreement.

                  "Issuer": The Trust until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                  "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "Issuer Secured Obligations": The Insurer Issuer Secured Obligations and the Indenture Trustee Issuer Secured Obligations.

                  "Issuer Secured Parties": Each of the Indenture Trustee in respect of the Indenture Trustee Issuer Secured Obligations and the Insurer in respect of the Insurer Issuer Secured Obligations.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received subsequent to the Determination Date immediately following any Collection Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Collection Period and not previously recovered.

                  "LIBOR": As of any Interest Determination Date in respect of the next Class A-1 Note Interest Accrual Period, the London interbank offered rate for one-month U.S. dollar deposits on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date. If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period for the Class A-1 Variable Rate Notes shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%). If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period for the Class A-1 Variable Rate Notes shall be the higher of (x) LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan, or (iii) such Mortgage Loan is removed from the Trust Property by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.05 or Section 10.01 of the Sale and Servicing Agreement. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Property by reason of its being purchased pursuant to
Section 10.01 of the Sale and Servicing Agreement.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation and (ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise.

                  "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

                  "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Sponsor certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note).

                  "Majority Certificateholder": Any single Holder of Certificates representing the greatest Percentage Interest in the Certificates.

                  "Maximum Collateral Amount": The sum of the Original Pool Balance and the Original Pre-Funded Amount.

                  "Monthly Advance": As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Payment Date pursuant to
Section 4.03 of the Sale and Servicing Agreement.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.07 of the Sale and Servicing Agreement; and
(c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

                  "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

                  "Mortgage File": The mortgage documents listed in Section 2.03 of the Sale and Servicing Agreement pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  "Mortgage Loan": Each mortgage loan transferred and assigned to the Indenture Trustee pursuant to Section 2.01, Section 2.02 or Section 2.05(d) of the Sale and Servicing Agreement as from time to time held as a part of the Trust Property, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

                  "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Property on such date. The Mortgage Loan Schedule shall set forth following information with respect to each Mortgage Loan:

          1.   the Sponsor's Mortgage Loan identifying number;

          2.   the Mortgagor's name;

          3. the street address of the Mortgaged Property including the state and zip code;

          4. a code indicating whether the Mortgaged Property is owner-occupied;

          5.   the type of Residential Dwelling constituting the Mortgaged
               Property;

          6.   the original months to maturity;

          7. the remaining months to stated maturity from the Cut-off Date based on the original amortization schedule;

          8.   the Loan-to-Value Ratio at origination;

          9. the date on which the first Monthly Payment was due on the Mortgage Loan and, (B) if such date is not consistent with the Due Date currently in effect, such Due Date;

          10.  the stated maturity date;

          11. the amount of the Monthly Payment due on the first Due Date on or after the Cut-off Date;

          12. the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

          13.  the original principal amount of the Mortgage Loan;

          14. the outstanding principal balance of the Mortgage Loan as of the close of business on the Cut-off Date;

          15. a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

          16.  the Mortgage Rate;

          17.  a code indicating the documentation style program;

          18.  the risk grade;

          19.  the Value of the Mortgaged Property;

          20.  the sale price of the Mortgaged Property, if applicable;

          21.  whether the Mortgage Loan has a due-on-sale clause; and

          22.  the program code.

                  The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date with respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Servicer in accordance with the provisions of this Agreement.

                  "Mortgage Note": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Pool": The pool of Mortgage Loans, identified on the Mortgage Loan Schedule from time to time, and any REO Properties acquired in respect thereof.

                  "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the provisions of the related Mortgage Note.

                  "Mortgage Schedule": The meaning ascribed thereto in the Sale and Servicing Agreement.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property.

                  "Mortgagor": The obligor on a Mortgage Note.

                  "Net Monthly Excess Cashflow": With respect to any Payment Date, an amount equal to the excess of (x) the Available Distribution Amount for such Payment Date over (y) the sum for such Payment Date of (A) the amount described in Section 8.3(a)(i) of the Indenture and (B) the amount described in clauses (b)(i)-(iii) of the definition of Principal Distribution Amount minus the amount of any Subordination Reduction Amount for the Class A Notes for such Payment Date.

                  "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  "New Lease": Any lease of REO Property entered into on behalf of the Trust Property, including any lease renewed or extended on behalf of the Trust Property if the Trust Property has the right to renegotiate the terms of such lease.

                  "Nonrecoverable Monthly Advance": Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Non-Transfer Event": An event other than a purported Transfer that would cause (a) any Person to Beneficially Own Certificates in excess of the Ownership Limit. Non-Transfer Events include but are not limited to the granting of any option or entering into any agreement for the sale, transfer or other disposition of Certificates.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Note": A Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note, Class A-5 Note or Class A-6 Note.

                  "Note Factor": With respect to any Class of Notes as of any Payment Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the Class Note Balance of such Class of Notes on such Payment Date (after giving effect to any distributions of principal in reduction of the Class Note Balance of such Class of Notes to be made on such Payment
Date), and the denominator of which is the initial Class Note Balance of such Class of Certificates as of the Closing Date.

                  "Note Owner": With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Note Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and is authorized by the Trust to make payments to and distributions from the Distribution Account, including payment of principal of or interest on the Notes on behalf of the Trust.

                  "Note Principal Balance": With respect to each Class A Note as of any date of determination, the Note Principal Balance of such Class A Note on the Payment Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon on such immediately prior Payment Date (or, in the case of any date of determination up to and including the first Payment Date, the initial Note Principal Balance of such Class A Note, as stated on the face thereof).

                  "Note Register" and "Note Registrar": The register maintained and the registrar appointed pursuant to Section 2.3 of the Indenture.

                  "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register, and the Insurer to the extent of Cumulative Insurance Payments.

                  "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), or by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Trust (or Owner Trustee on behalf of the Trust), the Servicer, the Sponsor or the Depositor, as applicable.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Servicer acceptable to the Indenture Trustee, the Insurer or the Owner Trustee, as the case may be.

                  "Original Pool Balance": An amount equal to the aggregate of the Stated Principal Balances of the Mortgage Loans as of the Cut-off Date.

                  "Original Pre-Funded Amount": US$37,044,344.05, being the amount of cash to be deposited in the Pre-Funding Account on the Closing Date.

                  "Originator": Emergent Mortgage Corp.

                  "Originator/Contributor Contribution Agreement": The Contribution Agreement and Assignment dated as of December 1, 1997 among the Originator, the Contributor and Emergent Group providing for the contribution of the Mortgage Loans by the Originator to the Contributor.

                  "Outstanding": As of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee has been made); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected or bona fide purchaser;

provided, however, that Notes which have been paid with proceeds of the Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Indenture Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Trust, the Sponsor or the Servicer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer either actually knows to be so owned or has received written notice thereof shall be so disregarded and Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Trust, the Sponsor or the Servicer or any Affiliate of any thereof.

                  "Outstanding Amount": The aggregate Note Principal Balance of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

                  "Overcollateralization Deficit": With respect to any Payment Date, the excess, if any, of (i) the Class A Note Principal Balance, after taking into account the distribution of the Principal Distribution Amount (other than any portion thereof constituting the Overcollateralization Deficit or the Subordination Increase Amount) over (ii) the sum of the aggregate Stated Principal Balances of the Mortgage Loans then outstanding.

                  "Owner Trustee": Wilmington Trust Company, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor to it as owner trustee thereunder.

                  "Owner Trustee Fees": The amounts payable to the Owner Trustee as contemplated in Section 11.1 of the Trust Agreement.

                  "Ownership Interest": As to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee. As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Owner Trust Estate": (i) the sum deposited in the Collection Account pursuant to Section 2.5 of the Sale and Servicing Agreement, (ii) all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, (iii) all funds on deposit from time to time in any of the Trust Accounts or the Certificate Distribution Account and (iv) all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement.

                  "Payment Date": The 15th day of any month, or if such 15th day is not a Business Day, the Business Day immediately following such 15th day, commencing in January 1998.

                  "Percentage Interest": With respect to any Certificate, the undivided percentage ownership of the Certificates evidenced by such Certificate, as set forth in such Certificate.

                  "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Servicer, the Indenture Trustee or any of their respective Affiliates:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States; provided, however, that any obligation of, or guaranteed by, FHLMC or FNMA, other than a senior debt or a mortgage participation or pass-through certificate guaranteed by FHLMC or FNMA shall be a Permitted Investment only if, at the time of investment, such investment is acceptable to the Insurer;

                  (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

                  (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

                  (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by each Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

                  (v) commercial paper (including both noninterest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

                  (vi) units of money market funds that have been rated "Aaa" by Moody's and "AAA" by S&P; and

                  (vii) if previously confirmed in writing to the Indenture Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies and the Insurer as a permitted investment of funds backing securities that have been rated "Aaa" by Moody's and "AAA" by S&P;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

                  "Permitted Transferee": shall mean any Person designated as a Permitted Transferee in accordance with the provisions of Article IV of the Trust Agreement.

                  "Permitted Trust Investments": means non-assessable, non-recourse debt or equity investment securities, held for income and/or appreciation, in respect of which the Trust, as holder, shall not be liable for the debts, liabilities or other obligations of the issuer thereof.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or, in respect of provisions of the Trust Agreement relating to matters of Constructive Ownership, an individual, a trust qualified under Section 501(c)(17) of the Code, the portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code or a private foundation within the meaning of Section 509(a) of the Code.

                  "Plan": The meaning assigned to such term in Section 4.10 of the Trust and Servicing Agreement.

                  "Policy": The Financial Guaranty Insurance Policy (No. 50659-N) issued by the Insurer relating to the Class A Notes, including any endorsements thereto, attached as Exhibit C to the Indenture.

                  "Policy Payments Account": The account established pursuant to
Section 11.4(b) of the Indenture.

                  "Predecessor Note": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.4 of the Sale and Servicing Agreement in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "Preference Claim": The meaning ascribed thereto in the Indenture.

                  "Pre-Funded Loan Transfer": The transfer and assignment by the Depositor to the Trust of the Pre-Funded Mortgage Loans pursuant to the terms hereof.

                  "Pre-Funded Loan Transfer Date": The Business Day on which a Pre-Funded Loan Transfer occurs.

                  "Pre-Funded Mortgage Loans": As defined in Section 2.02 of the Sale and Servicing Agreement.

                  "Pre-Funding Account": The trust account established and maintained by the Indenture Trustee pursuant to Section 8.8 of the Indenture.

                  "Pre-Funding Amount": With respect to any date, the amount on deposit in the Pre-Funding Account.

                  "Pre-Funding Earnings": The actual investment earnings realized on amounts deposited in the Pre-Funding Account.

                  "Pre-Funding Period": The period commencing on the Closing Date and ending on February 28, 1998.

                  "Prepayment Assumption": The Prepayment Assumption assumes that the pool of loans prepays in the first month at a constant annual prepayment rate of 1.7% and increases by an additional 1.7% each month thereafter until the tenth month, where it remains at a constant annual prepayment rate equal to 17%.

                  "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was during the related Collection Period the subject of a Principal Prepayment in full or in part that was applied by the Servicer to reduce the outstanding principal balance of such loan on a date preceding the Due Date in the succeeding Collection Period, an amount equal to the excess of (i) interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Collection Period over (ii) the amount, if any, of the interest paid by the Mortgagor in connection with such Principal Prepayment. The obligations of the Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.26 of the Sale and Servicing Agreement.

                  "Principal Distribution Amount": With respect to any Payment Date, the lesser of:

                  (a) the excess of the Available Distribution Amount over the amount payable on the Class A Notes pursuant to Sections 8.3 (a)(i) and
         8.3 (g) of the Indenture; and

                  (b) the sum of:

                           (i) the principal portion of each Monthly Payment due
                  during the related Collection Period, to the extent received, on each Mortgage Loan;

                           (ii) the Stated  Principal  Balance  of any  Mortgage
                  Loan that was purchased during the related Collection Period pursuant to or as contemplated by Section 2.05 or 10.01 of the Sale and Servicing Agreement and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section
                  2.05 of the Sale and Servicing Agreement during the related Collection Period;

                           (iii) the principal  portion of all other unscheduled
                  collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, payments pursuant to Section 3.28 of the Sale and REO Principal Amortization) received during the related Collection Period, net of any portion thereof that represents a recovery of principal for which an advance was made by the Servicer pursuant to Section 4.03 of the Sale and Servicing Agreement in respect of a preceding Payment Date, and deposits into the Distribution Account from the Pre-Funding Account pursuant to
                  Section 8.8 of the Indenture and the Redemption Account pursuant to Section 8.11 of the Indenture, if any, not required to be distributed pursuant to Section 8.3(g) of the Indenture;

                           (iv) the amount of any Overcollateralization  Deficit
                  for such Payment Date; and

                           (v) the amount of any  Subordination  Increase Amount
                  for the Class A Notes for such Payment Date;

                           minus:

                           (vi) the amount of any Subordination Reduction Amount
                  for the Class A Notes for such Payment Date.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Prohibited Owner": shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who is prevented from becoming or remaining the owner of record title to Certificates by the provisions of Article IV of the Trust Agreement.

                  "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.05 or 10.01 of the Sale and Servicing Agreement, and as confirmed by an Officers' Certificate from the Servicer to the Indenture Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 10.01 of the Sale and Servicing Agreement), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 8.3 of the Indenture, through the next date corresponding to such Due Date which is on or after the date on which such purchase is to be effected, and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the next date corresponding to such Due Date which is on or after the date on which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property from such corresponding date through the next such corresponding date which is on or after the date on which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and Monthly Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to
Section 8.3 of the Indenture, (iii) any unreimbursed Servicing Advances and Monthly Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Sections 3.11(ix) and 3.18(b) of the Sale and Servicing Agreement, and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.05 of the Sale and Servicing Agreement, expenses reasonably incurred or to be incurred by the Servicer or the Indenture Trustee in respect of the breach or defect giving rise to the purchase obligation.

                  "Qualified Substitute Mortgage Loan": A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have a Stated Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) [intentionally left blank], (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vi) have a risk grading determined by the Sponsor, with the approval of the Insurer, at least equal to the risk grading assigned on the Deleted Mortgage Loan, and (vii) conform to each representation and warranty set forth in the Unaffiliated Seller's Agreement applicable to the Deleted Mortgage Loan. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the risk gradings described in clause (vi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (iii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause
(v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (viii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

                  "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than $1000 in excess of the existing first mortgage loan and any subordinate mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively (except for up to $1000) to satisfy the then existing first mortgage loan and any subordinate mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

                  "Rating Agency or Rating Agencies": Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor and the Insurer, notice of which designation shall be given to the Indenture Trustee, the Trust, the Sponsor and the Servicer.

                  "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Payment Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Sections 3.11(ix) and 3.18(b) of the Sale and Servicing Agreement, minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Servicer with respect to such Mortgage Loan pursuant to clause (iii) of Section 3.11 of the Sale and Servicing Agreement.

                  With respect to any REO Property as to which a Final Recovery Determination has been made an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Payment Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Sections 3.11(ix) and 3.18(b) of the Sale and Servicing Agreement, minus (v) the aggregate of all Monthly Advances made by the Servicer in respect of such REO Property or the related Mortgage Loan for which the Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.25 of the Sale and Servicing Agreement out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.25 of the Sale and Servicing Agreement.

                  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

                  A Realized Loss within the meaning of the foregoing provisions shall constitute a Realized Loss regardless of how such Realized Loss shall have arisen (e.g., whether by virtue of any default, bankruptcy, fraud, special hazard or any other reason).

                  "Record Date": With respect to each Payment Date, the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

                  "Redemption Account": The trust account established and maintained by the Indenture Trustee pursuant to Section 8.11 of the Indenture.

                  "Redemption Date": In the case of a redemption of the Notes pursuant to Article X of the Indenture, the Payment Date for such redemption as provided in Article X of the Indenture.

                  "Redemption Price": As of any date, an amount equal to the unpaid principal amount of the then outstanding principal amount of each class of Notes plus accrued and unpaid interest thereon to but excluding such date..

                  "Reference Bank": A leading bank designated by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on Telerate Page 3750 on the Interest Determination Date in question, and (iii) who is not controlling, controlled by, or under common control with, the Servicer or the Indenture Trustee.

                  "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Relief Act Interest Shortfall": With respect to any Payment Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

                  "Remaining Overcollateralization Deficit": With respect to any Payment Date, the excess, if any, of (i) the Overcollateralization Deficit for such Payment Date over (ii) the Net Monthly Excess Cashflow for such Payment Date.

                  "REIT": A "real estate investment trust" within the meaning of
Section 856 of the Code.

                  "REIT Provisions": Provisions of the federal income tax law relating to real estate investment trusts, which appear at Sections 856-860 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Report": As defined in Section 4.02 of the Sale and Servicing Agreement.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

                  "REO Account": The account or accounts maintained by the Servicer in respect of an REO Property pursuant to Section 3.25 of the Sale and Servicing Agreement.

                  "REO Disposition": The sale or other disposition of an REO Property on behalf of the Trust.

                  "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Property, one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Payment Date in such calendar month.

                  "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the price paid in connection with a purchase of some or all of the Mortgage Loans and REO Properties pursuant to Section 10.01 of the Sale and Servicing Agreement that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.25(c) of the Sale and Servicing Agreement in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.25(d) of the Sale and Servicing Agreement for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Monthly Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

                  "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.25 of the Sale and Servicing Agreement.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E -1 or Exhibit E-2.

                  "Required Subordinated Amount": With respect to any Payment Date, an amount equal to 3.75% of the Maximum Collateral Amount, subject to the following: (i) if the Step Up Trigger has occurred with respect to such Payment Date, the Required Subordinated Amount for such Payment Date will be an amount equal to 8% of the Maximum Collateral Amount, and (ii) if the Step Down Trigger has occurred, the Required Subordinated Amount for such Payment Date will be an amount equal to the greatest of (A) 0.50% of the Original Pool Balance, (B) the lesser of (x) 3.75%, of the Maximum Collateral Amount and (y) the Stepped Down Required Subordinated Percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of such Payment Date, and (C) the product of three and the Stated Principal Balance of the Mortgage Loan with the highest Stated Principal Balance as of such Payment Date.

                  "Reserve Interest Rate": The rate per annum that the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates which New York City banks selected by the Indenture Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Indenture Trustee can determine no such arithmetic mean, (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such Interest Determination Date to leading European banks.

                  "Residential Dwelling": Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling,
(iii) a one-family dwelling unit in a FNMA eligible condominium project, (iv) a detached one-family dwelling in a planned unit development or (v) a manufactured home treated as real property under local law, none of which is a co-operative, mobile or manufactured home (as defined in 42 United States Code, Section 5402(6)).

                  "Responsible Officer": When used with respect to the Indenture Trustee, any officer of the Corporate Trust Department of the Indenture Trustee, including any Senior Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred. When used with respect to the Owner Trustee, either (i) any officer of the Corporate Trust Department of the Owner Trustee, including any Senior Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer of the Initial Owner Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, or (ii) any director or officer of the Additional Trustee, including any Managing Director, Vice President, Secretary or Assistant Secretary thereof.

                  "Rolling Delinquency Percentage": For any Payment Date, the average of the Delinquency Percentages as of the last day of each of the three (or one or two, in the case of the first and second Payment Dates) most recently ended Collection Periods.

                  "Rolling Loss Percentage": As of any Payment Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred during the preceding twelve Collection Periods, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the twelfth preceding Collection Period.

                  "SAIF": The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

                  "Sale and Servicing Agreement": The Sale and Servicing Agreement dated as of December 1, 1997, among the Trust, the Depositor, the Servicer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

                  "Scheduled Payment": As defined in the Policy.

                  "Secretary of State": The Secretary of State of the State of Delaware.

                  "Security Majority": A majority by principal amount of the Noteholders so long as the Notes are outstanding and a majority by Percentage Interest of the Certificateholders thereafter.

                  "Securityholder" or "Holder": A Noteholder and/or Certificateholder, as the context requires.

                  "Servicer": Emergent Mortgage Corp., a South Carolina corporation, or any successor servicer appointed as herein provided, in its capacity as Servicer hereunder.

                  "Servicer Event of Default": One or more of the events described in Section 7.01 of the Sale and Servicing Agreement.

                  "Servicer Extension Notice": As described in Section 7.01 of the Sale and Servicing Agreement.

                  "Servicer Remittance Date": With respect to any Payment Date, 12:00 noon New York time on the fourth Business Day prior to such Payment Date.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09 of the Sale and Servicing Agreement.

                  "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Servicer in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, and (iv) the performance of its obligations under Sections 3.01, 3.09, 3.16, 3.18 and 3.25 of the Sale and Servicing Agreement. The Servicer shall not be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

                  "Servicing Fee Rate": 0.50% per annum.

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by the Servicer to the Indenture Trustee and the Insurer and the Depositor on the Closing Date, as such list may from time to time be amended.

                  "Shortfall Interest Deferred Amount": For any Payment Date with respect to any Class A Note, the amount, if any, of interest accrued during the related Interest Accrual Period on the Note Principal Balance of such Class A Note at the related Class A Note Interest Rate that is not available for payment on such Payment Date out of the Available Distribution Amount due to Relief Act Shortfalls and Prepayment Interest Shortfalls.

                  "Single Security": With respect to any Class of Class A Notes, a hypothetical Note of such Class evidencing a Percentage Interest for such Class corresponding to an initial Note Principal Balance of $1,000. With respect to the Certificates, a hypothetical Certificate evidencing a 100% Percentage Interest in the Certificates.

                  "Sponsor": Emergent Residual Holding Corp., or its successor-in-interest, in its capacity as seller under the Unaffiliated Seller's Agreement.

                  "S&P": Standard & Poor's Ratings Services, a division of McGraw-Hill Inc., or its successor in interest.

                  "Stated Principal Balance": With respect to any Mortgage Loan:
(a) as of any date of determination up to but not including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or included in a Monthly Advance and distributed pursuant to Section 8.3 of the Indenture on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 8.3 of the Indenture on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Servicer as recoveries of principal in accordance with the provisions of Section 3.18, to the extent distributed pursuant to Section 8.3 of the Indenture on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust, minus the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 8.3 of the Indenture on or before such date of determination, and (b) as of any date of determination coinciding with or subsequent to the Payment Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

                  "Stayed Funds": As defined in Section 7.02(b) of the Sale and Servicing Agreement.

                  "Step Down Cumulative Loss Test": The Step Down Cumulative Loss Test will be met with respect to a Payment Date as follows: (i) for the 30th through the 41st Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 2.00% or less, (ii) for the 42nd through the 53rd Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 2.50% or less, (iii) for the 54th through the 65th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is 2.90% or less, and (iv) for 66th Payment Date and any Payment Date thereafter, if the Cumulative Loss Percentage for such Payment Date is 3.25% or less.

                  "Step Down Rolling Delinquency Test": The Step Down Rolling Delinquency Test will be met with respect to a Payment Date if the Rolling Delinquency Percentage for such Payment Date is 8.00% or less.

                  "Step Down Rolling Loss Test": The Step Down Rolling Loss Test will be met with respect to a Payment Date if the Rolling Loss Percentage for such Payment Date is less than 1.00%.

                  "Step Down Trigger": For any Payment Date after the 30th Payment Date, the Step Down Trigger will have occurred if each of the Step Down Cumulative Loss Test, the Step Down Rolling Delinquency Test and the Step Down Rolling Loss Test is met. In no event will the Step Down Trigger be deemed to have occurred for the 30th Payment Date or any preceding Payment Date.

                  "Step Up Cumulative Loss Test": The Step Up Cumulative Loss Test will be met with respect to a Payment Date as follows (i) for the 1st through the 12th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 1.00%, (ii) for the 13th through the 24th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 1.50%, (iii) for the 25th through the 36th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 2.15%, (iv) for the 37th through the 48th Payment Dates, if the Cumulative Loss Percentage for such Payment Date is more than 2.65%, and (v) for the 49th Payment Date and any Payment Date thereafter, if the Cumulative Loss Percentage for such Payment Date is more than 3.25%.

                  "Step Up Rolling Delinquency Test": The Step Up Rolling Delinquency Test will be met with respect to a Payment Date if the Rolling Delinquency Percentage for such Payment Date is more than 10.00%.

                  "Step Up Rolling Loss Test": The Step Up Rolling Loss Test will be met with respect to a Payment Date if the Rolling Loss Percentage for such Payment Date is 1.25% or more.

                  "Step Up Trigger": For any Payment Date, the Step Up Trigger will have occurred if any one of the Step Up Cumulative Loss Test, the Step Up Rolling

Delinquency Test or the Step Up Rolling Loss Test is met with respect to such Payment Date.

                  "Stepped Down Required Subordinated Percentage": For any Payment Date for which the Step Down Trigger has occurred, a percentage equal to
(i) the percentage equivalent of a fraction, the numerator of which is 3.75% of the Maximum Collateral Amount, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of such Payment Date, minus
(ii) the percentage equivalent of a fraction, the numerator of which is the product of (A) the percentage calculated under clause (i) above minus 7.50%, multiplied by (B) the number of consecutive Payment Dates through and including the Payment Date for which the Stepped Down Required Subordinated Percentage is being calculated, up to a maximum of six, for which the Step Down Trigger has occurred, and the denominator of which is six.

                  "Subordinated Amount": With respect to any Payment Date, the excess, if any, of (a) the sum of (i) the aggregate Stated Principal Balances of the Mortgage Loans immediately following such Payment Date and (ii) the amount on deposit in the Pre-Funding Account immediately following such Payment Date; over (b) the Class A Note Principal Balance as of such Payment Date (after taking into account the payment of the amounts described in clauses (b)(i) through (iv) of the definition of Principal Distribution Amount on such Payment
Date); provided, however, that such amount shall not be less than zero.

                  "Subordination Deficiency Amount": With respect to any Payment Date, the excess, if any, of (a) the Required Subordinated Amount applicable to such Payment Date over (b) the Subordinated Amount applicable to such Payment Date prior to taking into account the payment of any Subordination Increase Amounts on such Payment Date.

                  "Subordination Increase Amount": With respect to any Payment Date, the lesser of (a) the Subordination Deficiency Amount as of such Payment Date (after taking into account the payment of the Principal Distribution Amount, on such Payment Date, exclusive of the payment of any Subordination Increase Amount) and (b) the amount of Net Monthly Excess Cashflow on such Payment Date as reduced by any Cumulative Insurance Payments or payments allocated to the Overcollateralization Deficit; provided, however, that prior to the earlier of (i) the December 1998 Payment Date and (ii) such time as the aggregate amount distributed pursuant to Section 8.3(a)(vi) of the Indenture equals or exceeds $1,500,000, the Subordination Increase Amount shall be deemed to be zero.

                  "Subordination Reduction Amount": With respect to any Payment Date, an amount equal to the lesser of (a) the Excess Subordinated Amount and
(b) the sum of the amounts available for distribution specified in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount.

                  "Sub-Servicer": Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02 of the Sale and Servicing Agreement.

                  "Sub-Servicing Account": An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 of the Sale and Servicing Agreement and is otherwise acceptable to the Servicer.

                  "Sub-Servicing Agreement": The written contract between the Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02 of the Sale and Servicing Agreement.

                  "Substitution Shortfall Amount": As defined in Section 2.05(d) of the Sale and Servicing Agreement.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1120-REIT or any successor forms, to be filed on behalf of the Trust due to its classification as a REIT under the REIT Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Telerate Page 3750": The display currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Termination Date": The latest of (i) the termination of the Policy and the return of the Policy to the Insurer for cancellation, (ii) the date on which the Indenture Trustee shall have received payment and performance of all Insurer Trust Secured obligations and (iii) the date on which the Indenture Trustee shall have received payment and performance of all Indenture Trustee Trust Secured Obligations.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate or a Note, as the case may be.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Security.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate or Note, as the case may be.

                  "Treasury Regulations": Regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust": The trust established by the Trust Agreement.

                  "Trust Accounts": The Pre-Funding Account, the Redemption Account, the Collection Account, the Distribution Account, the Interest Coverage Account and the Expense Account.

                  "Trust Agreement": The Trust Agreement dated as of November 26, 1997 between the Sponsor and the Owner Trustee relating to the establishment of the Trust, together with the Appointment of Additional Trustee Agreement.

                  "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

                  "Trust Interest": A beneficial interest in the Trust representing a portion of the aggregate beneficial interests in the Trust of all Certificateholders.

                  "Trust Servicer": Emergent Mortgage Corp. in its capacity as Trust Servicer under the Trust Services Agreement.

                  "Trust Property": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Indenture Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor's rights under the Unaffiliated Seller's Agreement (including any security interest created thereby), (v) the Collection Account, the Distribution Account, any REO Account and the Expense Account and such assets that are deposited therein from time to time and any investments thereof, (vi) any amounts on deposit in the Pre-Funding Account and the Redemption Account, and (vii) the Indenture Trustee's rights under the Policy, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, the Trust Property specifically excludes all payments and other collections of principal and interest on the Mortgage Loans received on or before the Cut-off Date.

                  "Trust Services Agreement": The Trust Services Agreement, dated as of December 23, 1997, between the Trust and the Trust Servicer, providing for the provision of certain services to the Trust by the Trust Servicer.

                  "Unaffiliated Seller's Agreement": The agreement dated as of December 1, 1997 among the Sponsor, the Depositor and Emergent Group and providing for the sale of the Mortgage Loans from the Sponsor to the Depositor.

                  "Underwriting Agreement": The Underwriting Agreement dated December 4, 1997 among the Trust, the Depositor and Prudential Securities Incorporated relating to the issuance and sale of the Notes.

                  "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.16 of the Sale and Servicing Agreement.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. The term "United States" shall have the meaning set forth in
Section 7701 of the Code.

                  "Value": With respect to any Mortgaged Property, the lesser of
(i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC, and (b) the value thereof as determined by a review appraisal conducted by the Sponsor in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and (2) the value thereof as determined by a review appraisal conducted by the Sponsor in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (ii)(l) above.

                  "Voting Rights": The voting rights hereunder of Holders of the Notes or, so long as no Insurer Default shall have occurred and be continuing, of the Insurer in the place and stead of the Holders of the Notes, as provided in the Sale and Servicing Agreement and the Indenture.

                  "Warehouse Liens": The security interests in and liens on the Trust Property securing the Warehouse Loans.

                  "Warehouse Loans": Loans and other indebtedness of the Originator and Emergent Group, under or in respect of (i) the Interim Warehouse and Security Agreement dated as of March 4, 1997, as amended, among Prudential Securities Credit Corporation, the Originator and Emergent Group, Inc., (ii) the Mortgage Loan Warehousing Agreement dated as of March 20, 1997, as amended, between the Originator and First Union National Bank, and/or (iii) the Mortgage Loan Warehousing Credit Agreement dated as November 22, 1994, as amended, between First Union National Bank and Carolina Investors, Inc.

                                                                     EXHIBIT B-1

                            [Form of Class A-1 Note]

REGISTERED                                                        $_____________

No. A
                                                                  CUSIP NO.

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

================================================================================
Series 1997-4, Class A-1                  Class A-1 Note  Principal  Balance  as
                                          of the Issue Date:  $36,000,000
--------------------------------------------------------------------------------
Interest Rate:  Variable (Lesser of       $
LIBOR plus 0.16%
and 10.50%)
--------------------------------------------------------------------------------
Date of Sale and Servicing Agreement:     Denomination:  $____________

December 1, 1997
--------------------------------------------------------------------------------
First Payment Date:                       Servicer:

January 15, 1998                          Emergent Mortgage Corp.
--------------------------------------------------------------------------------
Final  Maturity  Date:  May 15,  2007     Indenture Trustee:
or, if earlier, the Redemption Date       First Union National Bank
(as defined)
--------------------------------------------------------------------------------
                                          Issue Date:  December 23, 1997
--------------------------------------------------------------------------------
                                          CUSIP:
================================================================================


                                     B-1-1

PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE SPONSOR, THE DEPOSITOR OR ANY OF THEIR AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                     EMERGENT HOME EQUITY LOAN TRUST 1997-4

                          CLASS A-1 ASSET BACKED NOTES

                  Emergent Home Equity Loan Trust 1997-4, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($____________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is the initial Note Principal Balance hereof and the denominator of which is the initial aggregate Note Principal Balance of the Class A-1 Notes by (ii) the aggregate amount, if any, payable on such Payment Date in respect of principal on the Class A-1 Notes pursuant to
Section 8.3 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date. The unpaid principal of this Note shall accrue interest at the Class A-1 Interest Rate indicated herein, which (except for Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts (as defined in the Indenture) which shall be due and payable only to the extent funds are available therefor as provided in the Indenture), shall be due and payable on each Payment Date prior to the Final Payment Date and (without regard to the availability of funds for payment of Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts) on the Final Payment Date. The Interest Accrual Period for any Payment Date is the period from and including the immediately preceding Payment Date (or, in the case of the January 15, 1998 Payment Date, December 23, 1997) to and including the day immediately preceding the current Payment Date. All calculations of interest on the Class A-1 Notes will be based on the actual number of days elapsed in the related Interest Accrual Period and a 360 day year. Payments in respect of principal and interest will be made of each Payment Date to the Person in whose name this Note is registered on the last Business Day of the month immediately preceding the month of such payment as provided in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.


                                     B-1-2

                  The Class A-1 Note Interest Rate will be a rate per annum equal to the lesser of (a) the London interbank offered rate for one-month United States dollar deposits ("LIBOR"), calculated as provided in the Indenture, as of the second business day prior to the immediately preceding Payment Date (or, in the case of the January 15, 1998 Payment Date, as of the second business day prior to December 23, 1997) plus 0.16% per annum, and (b) 10.50%.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of principal and interest (excluding Relief Act Interest Shortfalls and Prepayment Interest Shortfalls), all as more fully set forth in the Indenture and the Policy.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and has instructed the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal state tax reporting purposes.

                  Reference is made to the further provisions of this Note following the Indenture Trustee's Certificate of Authentication, which shall have the same effect as though fully set forth herein.

                  Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-1-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December __, 1997                EMERGENT HOME EQUITY LOAN TRUST 1997-4

                                        By: WILMINGTON  TRUST COMPANY,  not
                                               in its  individual  capacity but
                                               solely as Owner Trustee under the
                                               Trust Agreement

                                        By: ____________________________________
                                            Name:
                                            Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  December __, 1997                FIRST UNION NATIONAL BANK, not in its
                                           individual capacity but solely
                                           as Indenture Trustee,

                                        By:  ___________________________________
                                             Authorized Signatory


                                     B-1-4

                               FURTHER PROVISIONS

                  This Class A-1 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of December 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A Notes will be payable on each Payment Date in an amount described above. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing January 15, 1998. The term "Payment Date" shall be deemed to include the Final Payment Date and, unless the context otherwise requires, the Final Maturity Date. The Final Maturity Date of the Class A-1 Notes is May 15, 2007 or, if earlier, the Redemption Date (as defined below).

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be declared, and upon such declaration shall become, due and payable if an Event of Default shall have occurred and be continuing, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  As provided in the Indenture, the Issuer shall have the option (with the consent of the Insurer, if the exercise of such option would result in a draw on the Policy or would result in outstanding amounts due to the Insurer under the Insurance Agreement) to redeem the Notes, in whole but not in part, at the Redemption Price (as defined in the Indenture) on any Payment Date after which the aggregate Class A Note Balance is $14, 850,000 or less. In addition, following a final determination by the IRS or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not and will no longer qualify as a REIT pursuant to Section 856 at seq. of the Code, the Insurer may at any time on or after the date which is 30 calendar days following such final determination direct the Trust to redeem all of the Classes of Notes then outstanding.

                  As described in the Sale and Servicing Agreement, each of the Insurer and the Servicer shall, subject to certain conditions, have the right to purchase all of the Mortgage Loans and properties acquired in respect thereof if the aggregate principal balance of the Mortgage


                                     B-1-5

Loans and such properties is equal to or less than 5% (in the case of the Insurer) or 10% (in the case of the Servicer) of the aggregate principal balance thereof as of their respective Cut-off Dates. The Trust may, subject to certain conditions, also fund any redemption of the Notes as described above through the sale of Mortgage Loans and related properties. The Sale and Servicing Agreement provides that the Servicer shall have a right of first refusal in respect of certain proposed sales of Mortgage Loans and related properties.

                  So long as this Note is registered in the name of a Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfers of immediately available funds to the Depository or its nominee. Otherwise all payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A-1 Notes the aggregate initial Note Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register, provided that the Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  Payments in respect of the Class A-1 Notes are limited recourse obligations of the Issuer payable solely from certain collections and recoveries respecting the Mortgage Loans and payments under the Policy, all as more specifically set forth herein, in the Indenture and the Policy. As provided in the Sale and Servicing Agreement and the Indenture, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Indenture and the Sale and Serving Agreement each permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Indenture Trustee and the rights of the Noteholders under the Indenture and the Sale and Servicing Agreement, as the case may be, at any time by the parties thereto with the consent of the Holders of Notes entitled to at least 66% of the Voting Rights and the Insurer. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture and the Sale and Servicing Agreement each also permit the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Notes. In addition, pursuant to the Indenture and the Sale and Servicing Agreement, the Insurer, so long as no Insurer Default shall have occurred and be continuing, shall, except in limited circumstances, be entitled to exercise all rights of the Noteholders (including voting rights) under the Indenture and the Sale and Servicing Agreement without any further consent of


                                     B-1-6
the Noteholders and, so long as no Insurer Default shall have occurred and be continuing, the consent to any action or other matter of the Insurer shall be deemed to also constitute the consent thereto of the requisite percentage of Noteholders required by the Indenture in respect of such action or matter.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the
Indenture, (i) duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Notes are issuable in fully registered form only without coupons in Classes and denominations and in the original principal amounts specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations in the same aggregate principal amount, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Note Registrar and any agent of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer or the Note
Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer, the Note Registrar nor any such agent shall be affected by notice to the contrary.


                                     B-1-7

                  The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Contributor, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Sponsor, the Contributor, the Depositor, or the Issuer or join in any institution against the Sponsor, the Contributor, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.


                                     B-1-8

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of a Default or an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     B-1-9

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM - as tenants in common

                  UNIF GIFT MIN ACT -                        Custodian
                                                           (Cuss) (Minor)

                  TEN ENT - as tenants by the entireties
                  under Uniform Gifts to Minors Act
                  JT TEN  - as joint tenants with rights
                            of survivorship and not as         (State)
                            tenants in common

                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

                  FOR VALUED RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
________________________________________________________________________________
the within Note on the books kept for registration thereof, with full power of substitution in the premises.

                  I (we) further direct the Note Registrar to issue a new Note of like tenor to the above named assignee and deliver such Note to the following address:________________________________________________________________________
________________________________________________________________________________

Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                           Signature Guaranteed


                                     B-1-10

                              PAYMENT INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Payments shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
_______________________________for the account of,____________________________ , account number______________________________________ or, if mailed by check,  to
________________________________________________________________________________
Applicable statements should be mailed to_______________________________________
________________________________________________________________________________
This information is provided by_________________________________________________
as its agent.


                                     B-1-11

                                                                     EXHIBIT B-2

                            [Form of Class A-2 Note]

REGISTERED                                                        $_____________

No. A

                                                                  CUSIP NO.

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

================================================================================
Series 1997-4, Class A-2                  Class A-2 Note  Principal  Balance  as
                                          of the Issue Date:  $22,000,000
--------------------------------------------------------------------------------
Interest Rate:  6.470%
--------------------------------------------------------------------------------
Date of Sale and Servicing Agreement:     Denomination:  $____________

December 1, 1997
--------------------------------------------------------------------------------
First Payment Date:                       Servicer:

January 15, 1998                          Emergent Mortgage Corp.
--------------------------------------------------------------------------------
Final Maturity Date: October 15, 2010     Indenture Trustee:
or, if earlier, the Redemption Date       First Union National Bank
(as defined)
--------------------------------------------------------------------------------
                                          Issue Date:  December 23, 1997
--------------------------------------------------------------------------------
                                          CUSIP:
================================================================================

PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE


                                     B-2-1

HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE SPONSOR, THE CONTRIBUTOR THE DEPOSITOR OR ANY OF THEIR AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                     EMERGENT HOME EQUITY LOAN TRUST 1997-4

                          CLASS A-2 ASSET BACKED NOTES

                  Emergent Home Equity Loan Trust 1997-4, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($____________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is the initial Note Principal Balance hereof and the denominator of which is the initial aggregate Note Principal Balance of the Class A-2 Notes by (ii) the aggregate amount, if any, payable on such Payment Date in respect of principal on the Class A-2 Notes pursuant to
Section 8.3 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date. The unpaid principal of this Note shall accrue interest at the rate of 6.470% per annum, which (except for Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Deferred Amounts (as defined in the Indenture), which shall be due and payable only to the extent funds are available therefor as provided in the Indenture) shall be due and payable on each Payment Date prior to the Final Payment Date and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts) on the Final Payment Date. The Interest Accrual Period for any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs. All calculations of interest on the Class A-2 Notes will be based on a 360-day year consisting of twelve 30-day months. Payments in respect of principal and interest will be made of each Payment Date to the Person in whose name this Note is registered on the last Business Day of the month immediately preceding the month of such payment as provided in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of principal and interest (excluding Shortfall


                                     B-2-2

Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts), all as more fully set forth in the Indenture and the Policy.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and has instructed the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal state tax reporting purposes.

                  Reference is made to the further provisions of this Note following the Indenture Trustee's Certificate of Authentication, which shall have the same effect as though fully set forth herein.

                  Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-2-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December __, 1997                EMERGENT HOME EQUITY LOAN TRUST 1997-4

                                        By: WILMINGTON  TRUST COMPANY,  not in
                                              its individual capacity but solely
                                              as Owner Trustee under the Trust
                                              Agreement

                                        By: ____________________________________
                                            Name:
                                            Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  December __, 1997                FIRST UNION NATIONAL BANK, not in its
                                             individual capacity but solely
                                             as Indenture Trustee,

                                        By: ____________________________________
                                            Authorized Signatory


                                     B-2-4

                             FURTHER PROVISIONS

                  This Class A-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of December 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A Notes will be payable on each Payment Date in an amount described above. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing January 15, 1998. The term "Payment Date" shall be deemed to include the Final Payment Date and, unless the context otherwise requires, the Final Maturity Date. The Final Maturity Date of the Class A-2 Notes is October 15, 2010 or, if earlier, the Redemption Date (as defined below).

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be declared, and upon such declaration shall become, due and payable if an Event of Default shall have occurred and be continuing, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  As provided in the Indenture, the Issuer shall have the option (with the consent of the Insurer, if the exercise of such option would result in a draw on the Policy or would result in outstanding amounts due to the Insurer under the Insurance Agreement) to redeem the Notes, in whole but not in part, at the Redemption Price (as defined in the Indenture), on any Payment Date after which the aggregate Class A Note Principal Balance is $14,850,000 or less. In addition, following a final determination by the IRS or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not and will no longer qualify as a REIT pursuant to Section 856 et seq. of the Code, at any time on or after the date which is 30 calendar days following such final determination, the Insurer may direct the Trust to redeem all of the Classes of Notes then outstanding.

                  As described in the Sale and Servicing Agreement, each of the Insurer and the Servicer shall, subject to certain conditions, have the right to purchase all of the Mortgage Loans


                                     B-2-5
and properties acquired in respect thereof if the aggregate principal balance of the Mortgage Loans and such properties is equal to or less than 5% (in the case of the Insurer) or 10% (in the case of the Servicer) of the aggregate principal balance thereof as of their respective Cut-off Dates. The Trust may, subject to certain conditions, also fund any redemption of the Notes as described above through the sale of Mortgage Loans and related properties. The Sale and Servicing Agreement provides that the Servicer shall have a right of first refusal in respect of certain proposed sales of Mortgage Loans and related properties.

                  So long as this Note is registered in the name of a Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfers of immediately available funds to the Depository or its nominee. Otherwise all payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A-2 Notes the aggregate initial Note Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register, provided that the Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  Payments in respect of the Class A-2 Notes are limited recourse obligations of the Issuer payable solely from certain collections and recoveries respecting the Mortgage Loans and payments under the Policy, all as more specifically set forth herein, in the Indenture and the Policy. As provided in the Sale and Servicing Agreement and the Indenture, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Indenture and the Sale and Serving Agreement each permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Indenture Trustee and the rights of the Noteholders under the Indenture and the Sale and Servicing Agreement, as the case may be, at any time by the parties thereto with the consent of the Holders of Notes entitled to at least 66% of the Voting Rights and the Insurer. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture and the Sale and Servicing Agreement each also permit the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Notes. In addition, pursuant to the Indenture and the Sale and Servicing Agreement, the Insurer, so long as no Insurer Default shall have occurred and be continuing, shall, except in limited circumstances, be entitled to exercise all rights of the Noteholders (including voting


                                     B-2-6
rights) under the Indenture and the Sale and Servicing Agreement without any further consent of the Noteholders and, so long as no Insurer Default shall have occurred and be continuing, the consent to any action or other matter of the Insurer shall be deemed to also constitute the consent thereto of the requisite percentage of Noteholders required by the Indenture in respect of such action or matter.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the
Indenture, (i) duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Notes are issuable in fully registered form only without coupons in Classes and denominations and in the original principal amounts specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations in the same aggregate principal amount, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Note Registrar and any agent of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer or the Note
Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the

                                     B-2-7

Indenture Trustee, the Owner Trustee, the Insurer, the Note Registrar nor any such agent shall be affected by notice to the contrary.

                  The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Contributor, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Sponsor, the Contributor, the Depositor, or the Issuer or join in any institution against the Sponsor, the Contributor, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights


                                     B-2-8
and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of a Default or an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     B-2-9

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM - as tenants in common

                  UNIF GIFT MIN ACT -                           Custodian
                                                              (Cuss) (Minor)
                  TEN ENT - as tenants by the entireties
                  under Uniform Gifts to Minors Act
                  JT TEN  - as joint tenants with rights
                            of survivorship and not as            (State)
                            tenants in common

                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

                  FOR VALUED RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
________________________________________________________________________________
the within Note on the books kept for registration thereof, with full power of substitution in the premises.

                  I (we) further direct the Note Registrar to issue a new Note of like tenor to the above named assignee and deliver such Note to the following address:________________________________________________________________________
________________________________________________________________________________

Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                           Signature Guaranteed


                                     B-2-10

                               PAYMENT INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Payments shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
_______________________________for the account of_____________________________ , account number______________________________________ or, if mailed by check,  to
________________________________________________________________________________
Applicable statements should be mailed to_______________________________________
________________________________________________________________________________
This information is provided by________________________________________________, as its agent.


                                     B-2-11

                                                                     EXHIBIT B-3

                            [Form of Class A-3 Note]

REGISTERED                                                        $_____________

No. A
                                                                  CUSIP NO.

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

================================================================================
Series 1997-4, Class A-3                  Class A-3 Note  Principal  Balance  as
                                          of the Issue Date:  $20,000,000
--------------------------------------------------------------------------------
Interest Rate:  6.505%
--------------------------------------------------------------------------------
Date of Sale and Servicing Agreement:     Denomination:  $____________

December 1, 1997
--------------------------------------------------------------------------------
First Payment Date:                       Servicer:

January 15, 1998                          Emergent Mortgage Corp.
--------------------------------------------------------------------------------
Final Maturity Date: December 15, 2012    Indenture Trustee:
or, if earlier, the Redemption Date       First Union National Bank
(as defined)
--------------------------------------------------------------------------------
                                          Issue Date:  December 23, 1997
--------------------------------------------------------------------------------
                                          CUSIP:
================================================================================

PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE


                                     B-3-1

HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE SPONSOR, THE CONTRIBUTOR THE DEPOSITOR OR ANY OF THEIR AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                     EMERGENT HOME EQUITY LOAN TRUST 1997-4

                          CLASS A-3 ASSET BACKED NOTES

                  Emergent Home Equity Loan Trust 1997-4, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($____________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is the initial Note Principal Balance hereof and the denominator of which is the initial aggregate Note Principal Balance of the Class A-3 Notes by (ii) the aggregate amount, if any, payable on such Payment Date in respect of principal on the Class A-3 Notes pursuant to
Section 8.3 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date. The unpaid principal of this Note shall accrue interest at the rate of 6.505% per annum, which (except for Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Deferred Amounts (as defined in the Indenture), which shall be due and payable only to the extent funds are available therefor as provided in the Indenture) shall be due and payable on each Payment Date prior to the Final Payment Date and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts) on the Final Payment Date. The Interest Accrual Period for any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs. All calculations of interest on the Class A-3 Notes will be based on a 360-day year consisting of twelve 30-day months. Payments in respect of principal and interest will be made of each Payment Date to the Person in whose name this Note is registered on the last Business Day of the month immediately preceding the month of such payment as provided in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of principal and interest (excluding Shortfall


                                     B-3-2

Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts), all as more fully set forth in the Indenture and the Policy.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and has instructed the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal state tax reporting purposes.

                  Reference is made to the further provisions of this Note following the Indenture Trustee's Certificate of Authentication, which shall have the same effect as though fully set forth herein.

                  Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-3-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December __, 1997               EMERGENT HOME EQUITY LOAN TRUST 1997-4

                                       By: WILMINGTON  TRUST COMPANY,  not in
                                              its  individual  capacity but
                                              solely as Owner Trustee under
                                              the Trust Agreement

                                       By: _____________________________________
                                           Name:
                                           Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  December __, 1997               FIRST UNION NATIONAL BANK, not in its
                                          individual capacity but solely
                                          as Indenture Trustee,

                                       By: _____________________________________
                                           Authorized Signatory


                                     B-3-4

                               FURTHER PROVISIONS

                  This Class A-3 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of December 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A Notes will be payable on each Payment Date in an amount described above. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing January 15, 1998. The term "Payment Date" shall be deemed to include the Final Payment Date and, unless the context otherwise requires, the Final Maturity Date. The Final Maturity Date of the Class A-3 Notes is December 15, 2012 or, if earlier, the Redemption Date (as defined below).

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be declared, and upon such declaration shall become, due and payable if an Event of Default shall have occurred and be continuing, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  As provided in the Indenture, the Issuer shall have the option (with the consent of the Insurer, if the exercise of such option would result in a draw on the Policy or would result in outstanding amounts due to the Insurer under the Insurance Agreement) to redeem the Notes, in whole but not in part, at the Redemption Price (as defined in the Indenture), on any Payment Date after which the aggregate Class A Note Principal Balance is $14,850,000 or less. In addition, following a final determination by the IRS or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not and will no longer qualify as a REIT pursuant to Section 856 et seq. of the Code, at any time on or after the date which is 30 calendar days following such final determination, the Insurer may direct the Trust to redeem all of the Classes of Notes then outstanding.

                  As described in the Sale and Servicing Agreement, each of the Insurer and the Servicer shall, subject to certain conditions, have the right to purchase all of the Mortgage Loans


                                     B-3-5
and properties acquired in respect thereof if the aggregate principal balance of the Mortgage Loans and such properties is equal to or less than 5% (in the case of the Insurer) or 10% (in the case of the Servicer) of the aggregate principal balance thereof as of their respective Cut-off Dates. The Trust may, subject to certain conditions, also fund any redemption of the Notes as described above through the sale of Mortgage Loans and related properties. The Sale and Servicing Agreement provides that the Servicer shall have a right of first refusal in respect of certain proposed sales of Mortgage Loans and related properties.

                  So long as this Note is registered in the name of a Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfers of immediately available funds to the Depository or its nominee. Otherwise all payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A-3 Notes the aggregate initial Note Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register, provided that the Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  Payments in respect of the Class A-3 Notes are limited recourse obligations of the Issuer payable solely from certain collections and recoveries respecting the Mortgage Loans and payments under the Policy, all as more specifically set forth herein, in the Indenture and the Policy. As provided in the Sale and Servicing Agreement and the Indenture, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Indenture and the Sale and Serving Agreement each permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Indenture Trustee and the rights of the Noteholders under the Indenture and the Sale and Servicing Agreement, as the case may be, at any time by the parties thereto with the consent of the Holders of Notes entitled to at least 66% of the Voting Rights and the Insurer. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture and the Sale and Servicing Agreement each also permit the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Notes. In addition, pursuant to the Indenture and the Sale and Servicing Agreement, the Insurer, so long as no Insurer Default shall have occurred and be continuing, shall, except in limited circumstances, be entitled to exercise all rights of the Noteholders (including voting


                                     B-3-6
rights) under the Indenture and the Sale and Servicing Agreement without any further consent of the Noteholders and, so long as no Insurer Default shall have occurred and be continuing, the consent to any action or other matter of the Insurer shall be deemed to also constitute the consent thereto of the requisite percentage of Noteholders required by the Indenture in respect of such action or matter.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the
Indenture, (i) duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Notes are issuable in fully registered form only without coupons in Classes and denominations and in the original principal amounts specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations in the same aggregate principal amount, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Note Registrar and any agent of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer or the Note
Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the


                                     B-3-7

Indenture Trustee, the Owner Trustee, the Insurer, the Note Registrar nor any such agent shall be affected by notice to the contrary.

                  The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Contributor, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Sponsor, the Contributor, the Depositor, or the Issuer or join in any institution against the Sponsor, the Contributor, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights


                                     B-3-8
and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of a Default or an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     B-3-9

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM - as tenants in common

                  UNIF GIFT MIN ACT -                            Custodian
                                                               (Cuss) (Minor)

                  TEN ENT - as tenants by the entireties
                  under Uniform Gifts to Minors Act
                  JT TEN  - as joint tenants with rights
                            of survivorship and not as             (State)
                            tenants in common

                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

                  FOR VALUED RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
________________________________________________________________________________
the within Note on the books kept for registration thereof, with full power of substitution in the premises.

                  I (we) further direct the Note Registrar to issue a new Note of like tenor to the above named assignee and deliver such Note to the following address:________________________________________________________________________
________________________________________________________________________________

Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                           Signature Guaranteed


                                     B-3-10

                               PAYMENT INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Payments shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
_______________________________for the account of_____________________________ , account number______________________________________ or, if mailed by check,  to
________________________________________________________________________________
Applicable statements should be mailed to_______________________________________
________________________________________________________________________________
This information is provided by________________________________________________, as its agent.


                                     B-3-11

                                                                     EXHIBIT B-4

                            [Form of Class A-4 Note]

REGISTERED                                                        $_____________

No. A
                                                                  CUSIP NO.

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

================================================================================
Series 1997-4, Class A-4                  Class A-4 Note  Principal  Balance  as
                                          of the Issue Date:  $29,000,000
--------------------------------------------------------------------------------
Interest Rate:  6.700%
--------------------------------------------------------------------------------
Date of Sale and Servicing Agreement:     Denomination:  $____________

December 1, 1997
--------------------------------------------------------------------------------
First Payment Date:                       Servicer:

January 15, 1998                          Emergent Mortgage Corp.
--------------------------------------------------------------------------------
Final Maturity Date: January 15, 2013     Indenture Trustee:
or,  ifearlier, the Redemption Date       First Union National Bank
(as defined)
--------------------------------------------------------------------------------
                                          Issue Date:  December 23, 1997
--------------------------------------------------------------------------------
                                          CUSIP:
================================================================================

PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE


                                     B-4-1

HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE SPONSOR, THE CONTRIBUTOR THE DEPOSITOR OR ANY OF THEIR AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                     EMERGENT HOME EQUITY LOAN TRUST 1997-4

                          CLASS A-4 ASSET BACKED NOTES

                  Emergent Home Equity Loan Trust 1997-4, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($____________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is the initial Note Principal Balance hereof and the denominator of which is the initial aggregate Note Principal Balance of the Class A-4 Notes by (ii) the aggregate amount, if any, payable on such Payment Date in respect of principal on the Class A-4 Notes pursuant to
Section 8.3 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date. The unpaid principal of this Note shall accrue interest at the rate of 6.700% per annum, which (except for Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Deferred Amounts (as defined in the Indenture), which shall be due and payable only to the extent funds are available therefor as provided in the Indenture) shall be due and payable on each Payment Date prior to the Final Payment Date and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts) on the Final Payment Date. The Interest Accrual Period for any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs. All calculations of interest on the Class A-4 Notes will be based on a 360-day year consisting of twelve 30-day months. Payments in respect of principal and interest will be made of each Payment Date to the Person in whose name this Note is registered on the last Business Day of the month immediately preceding the month of such payment as provided in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of principal and interest (excluding Shortfall


                                     B-4-2

Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts), all as more fully set forth in the Indenture and the Policy.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and has instructed the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal state tax reporting purposes.

                  Reference is made to the further provisions of this Note following the Indenture Trustee's Certificate of Authentication, which shall have the same effect as though fully set forth herein.

                  Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-4-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December __, 1997                  EMERGENT HOME EQUITY LOAN TRUST 1997-4

                                          By: WILMINGTON  TRUST COMPANY,  not in
                                               its  individual  capacity but
                                               solely as Owner Trustee under
                                               the Trust Agreement

                                          By: __________________________________
                                              Name:
                                              Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  December __, 1997                  FIRST UNION NATIONAL BANK, not in its
                                             individual capacity but solely
                                             as Indenture Trustee,

                                          By: __________________________________
                                              Authorized Signatory


                                     B-4-4

                               FURTHER PROVISIONS

                  This Class A-4 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of December 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A Notes will be payable on each Payment Date in an amount described above. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing January 15, 1998. The term "Payment Date" shall be deemed to include the Final Payment Date and, unless the context otherwise requires, the Final Maturity Date. The Final Maturity Date of the Class A-4 Notes is January 15, 2013 or, if earlier, the Redemption Date (as defined below).

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be declared, and upon such declaration shall become, due and payable if an Event of Default shall have occurred and be continuing, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  As provided in the Indenture, the Issuer shall have the option (with the consent of the Insurer, if the exercise of such option would result in a draw on the Policy or would result in outstanding amounts due to the Insurer under the Insurance Agreement) to redeem the Notes, in whole but not in part, at the Redemption Price (as defined in the Indenture), on any Payment Date after which the aggregate Class A Note Principal Balance is $14,850,000 or less. In addition, following a final determination by the IRS or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not and will no longer qualify as a REIT pursuant to Section 856 et seq. of the Code, at any time on or after the date which is 30 calendar days following such final determination, the Insurer may direct the Trust to redeem all of the Classes of Notes then outstanding.

                  As described in the Sale and Servicing Agreement, each of the Insurer and the Servicer shall, subject to certain conditions, have the right to purchase all of the Mortgage Loans


                                     B-4-5
and properties acquired in respect thereof if the aggregate principal balance of the Mortgage Loans and such properties is equal to or less than 5% (in the case of the Insurer) or 10% (in the case of the Servicer) of the aggregate principal balance thereof as of their respective Cut-off Dates. The Trust may, subject to certain conditions, also fund any redemption of the Notes as described above through the sale of Mortgage Loans and related properties. The Sale and Servicing Agreement provides that the Servicer shall have a right of first refusal in respect of certain proposed sales of Mortgage Loans and related properties.

                  So long as this Note is registered in the name of a Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfers of immediately available funds to the Depository or its nominee. Otherwise all payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A-4 Notes the aggregate initial Note Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register, provided that the Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  Payments in respect of the Class A-4 Notes are limited recourse obligations of the Issuer payable solely from certain collections and recoveries respecting the Mortgage Loans and payments under the Policy, all as more specifically set forth herein, in the Indenture and the Policy. As provided in the Sale and Servicing Agreement and the Indenture, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Indenture and the Sale and Serving Agreement each permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Indenture Trustee and the rights of the Noteholders under the Indenture and the Sale and Servicing Agreement, as the case may be, at any time by the parties thereto with the consent of the Holders of Notes entitled to at least 66% of the Voting Rights and the Insurer. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture and the Sale and Servicing Agreement each also permit the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Notes. In addition, pursuant to the Indenture and the Sale and Servicing Agreement, the Insurer, so long as no Insurer Default shall have occurred and be continuing, shall, except in limited circumstances, be entitled to exercise all rights of the Noteholders (including voting


                                     B-4-6
rights) under the Indenture and the Sale and Servicing Agreement without any further consent of the Noteholders and, so long as no Insurer Default shall have occurred and be continuing, the consent to any action or other matter of the Insurer shall be deemed to also constitute the consent thereto of the requisite percentage of Noteholders required by the Indenture in respect of such action or matter.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the
Indenture, (i) duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Notes are issuable in fully registered form only without coupons in Classes and denominations and in the original principal amounts specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations in the same aggregate principal amount, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Note Registrar and any agent of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer or the Note
Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the


                                     B-4-7

Indenture Trustee, the Owner Trustee, the Insurer, the Note Registrar nor any such agent shall be affected by notice to the contrary.

                  The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Contributor, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Sponsor, the Contributor, the Depositor, or the Issuer or join in any institution against the Sponsor, the Contributor, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights


                                     B-4-8
and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of a Default or an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     B-4-9

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM - as tenants in common

                  UNIF GIFT MIN ACT -                            Custodian
                                                               (Cuss) (Minor)
                  TEN ENT - as tenants by the entireties
                  under Uniform Gifts to Minors Act
                  JT TEN  - as joint tenants with rights
                            of survivorship and not as            (State)
                            tenants in common

                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

                  FOR VALUED RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
________________________________________________________________________________
the within Note on the books kept for registration thereof, with full power of substitution in the premises.

                  I (we) further direct the Note Registrar to issue a new Note of like tenor to the above named assignee and deliver such Note to the following address:________________________________________________________________________
________________________________________________________________________________

Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                           Signature Guaranteed


                                     B-4-10

                               PAYMENT INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Payments shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
_______________________________for the account of_____________________________ , account number______________________________________ or, if mailed by check,  to
________________________________________________________________________________
Applicable statements should be mailed to_______________________________________
________________________________________________________________________________
This information is provided by________________________________________________, as its agent.


                                     B-4-11

                                                                     EXHIBIT B-5

                            [Form of Class A-5 Note]

REGISTERED                                                        $_____________

No. A
                                                                   CUSIP NO.

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

================================================================================
Series 1997-4, Class A-5                  Class A-5 Note  Principal  Balance  as
                                          of the Issue Date:  $26,500,000
--------------------------------------------------------------------------------
Interest Rate:  7.080%
--------------------------------------------------------------------------------
Date of Sale and Servicing Agreement:     Denomination:  $____________

December 1, 1997
--------------------------------------------------------------------------------
First Payment Date:                       Servicer:

January 15, 1998                          Emergent Mortgage Corp.
--------------------------------------------------------------------------------
Final Maturity Date: December 15, 2028    Indenture Trustee:
or, if earlier, the Redemption Date       First Union National Bank
(as defined)
--------------------------------------------------------------------------------
                                          Issue Date:  December 23, 1997
--------------------------------------------------------------------------------
                                          CUSIP:
================================================================================

PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE


                                     B-5-1

HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE SPONSOR, THE CONTRIBUTOR THE DEPOSITOR OR ANY OF THEIR AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                     EMERGENT HOME EQUITY LOAN TRUST 1997-4

                          CLASS A-5 ASSET BACKED NOTES

                  Emergent Home Equity Loan Trust 1997-4, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($____________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is the initial Note Principal Balance hereof and the denominator of which is the initial aggregate Note Principal Balance of the Class A-5 Notes by (ii) the aggregate amount, if any, payable on such Payment Date in respect of principal on the Class A-5 Notes pursuant to
Section 8.3 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date. The unpaid principal of this Note shall accrue interest at the rate of 7.080% per annum, which (except for Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Deferred Amounts (as defined in the Indenture), which shall be due and payable only to the extent funds are available therefor as provided in the Indenture) shall be due and payable on each Payment Date prior to the Final Payment Date and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts) on the Final Payment Date. The Interest Accrual Period for any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs. All calculations of interest on the Class A-5 Notes will be based on a 360-day year consisting of twelve 30-day months. Payments in respect of principal and interest will be made of each Payment Date to the Person in whose name this Note is registered on the last Business Day of the month immediately preceding the month of such payment as provided in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of principal and interest (excluding Shortfall


                                     B-5-2

Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts), all as more fully set forth in the Indenture and the Policy.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and has instructed the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal state tax reporting purposes.

                  Reference is made to the further provisions of this Note following the Indenture Trustee's Certificate of Authentication, which shall have the same effect as though fully set forth herein.

                  Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-5-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December __, 1997                  EMERGENT HOME EQUITY LOAN TRUST 1997-4

                                          By: WILMINGTON  TRUST COMPANY,  not in
                                               its  individual  capacity but
                                               solely as Owner Trustee under
                                               the Trust Agreement

                                          By: __________________________________
                                              Name:
                                              Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  December __, 1997                  FIRST UNION NATIONAL BANK, not in its
                                            individual capacity but solely
                                            as Indenture Trustee,

                                          By: __________________________________
                                              Authorized Signatory


                                     B-5-4

                               FURTHER PROVISIONS

                  This Class A-5 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of December 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A Notes will be payable on each Payment Date in an amount described above. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing January 15, 1998. The term "Payment Date" shall be deemed to include the Final Payment Date and, unless the context otherwise requires, the Final Maturity Date. The Final Maturity Date of the Class A-5 Notes is December 15, 2028 or, if earlier, the Redemption Date (as defined below).

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be declared, and upon such declaration shall become, due and payable if an Event of Default shall have occurred and be continuing, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  As provided in the Indenture, the Issuer shall have the option (with the consent of the Insurer, if the exercise of such option would result in a draw on the Policy or would result in outstanding amounts due to the Insurer under the Insurance Agreement) to redeem the Notes, in whole but not in part, at the Redemption Price (as defined in the Indenture), on any Payment Date after which the aggregate Class A Note Principal Balance is $14,850,000 or less. In addition, following a final determination by the IRS or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not and will no longer qualify as a REIT pursuant to Section 856 et seq. of the Code, at any time on or after the date which is 30 calendar days following such final determination, the Insurer may direct the Trust to redeem all of the Classes of Notes then outstanding.

                  As described in the Sale and Servicing Agreement, each of the Insurer and the Servicer shall, subject to certain conditions, have the right to purchase all of the Mortgage Loans


                                     B-5-5
and properties acquired in respect thereof if the aggregate principal balance of the Mortgage Loans and such properties is equal to or less than 5% (in the case of the Insurer) or 10% (in the case of the Servicer) of the aggregate principal balance thereof as of their respective Cut-off Dates. The Trust may, subject to certain conditions, also fund any redemption of the Notes as described above through the sale of Mortgage Loans and related properties. The Sale and Servicing Agreement provides that the Servicer shall have a right of first refusal in respect of certain proposed sales of Mortgage Loans and related properties.

                  So long as this Note is registered in the name of a Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfers of immediately available funds to the Depository or its nominee. Otherwise all payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A-5 Notes the aggregate initial Note Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register, provided that the Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  Payments in respect of the Class A-5 Notes are limited recourse obligations of the Issuer payable solely from certain collections and recoveries respecting the Mortgage Loans and payments under the Policy, all as more specifically set forth herein, in the Indenture and the Policy. As provided in the Sale and Servicing Agreement and the Indenture, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Indenture and the Sale and Serving Agreement each permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Indenture Trustee and the rights of the Noteholders under the Indenture and the Sale and Servicing Agreement, as the case may be, at any time by the parties thereto with the consent of the Holders of Notes entitled to at least 66% of the Voting Rights and the Insurer. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture and the Sale and Servicing Agreement each also permit the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Notes. In addition, pursuant to the Indenture and the Sale and Servicing Agreement, the Insurer, so long as no Insurer Default shall have occurred and be continuing, shall, except in limited circumstances, be entitled to exercise all rights of the Noteholders (including voting


                                     B-5-6
rights) under the Indenture and the Sale and Servicing Agreement without any further consent of the Noteholders and, so long as no Insurer Default shall have occurred and be continuing, the consent to any action or other matter of the Insurer shall be deemed to also constitute the consent thereto of the requisite percentage of Noteholders required by the Indenture in respect of such action or matter.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the
Indenture, (i) duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Notes are issuable in fully registered form only without coupons in Classes and denominations and in the original principal amounts specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations in the same aggregate principal amount, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Note Registrar and any agent of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer or the Note
Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the


                                     B-5-7

Indenture Trustee, the Owner Trustee, the Insurer, the Note Registrar nor any such agent shall be affected by notice to the contrary.

                  The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Contributor, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Sponsor, the Contributor, the Depositor, or the Issuer or join in any institution against the Sponsor, the Contributor, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights


                                     B-5-8
and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of a Default or an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     B-5-9

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM - as tenants in common

                  UNIF GIFT MIN ACT -                             Custodian
                                                                (Cuss) (Minor)

                  TEN ENT - as tenants by the entireties
                  under Uniform Gifts to Minors Act
                  JT TEN - as joint tenants with rights
                           of survivorship and not as              (State)
                           tenants in common

                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

                  FOR VALUED RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
________________________________________________________________________________
the within Note on the books kept for registration thereof, with full power of substitution in the premises.

                  I (we) further direct the Note Registrar to issue a new Note of like tenor to the above named assignee and deliver such Note to the following address:________________________________________________________________________
________________________________________________________________________________

Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                           Signature Guaranteed


                                     B-5-10

                               PAYMENT INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Payments shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
_______________________________for the account of_____________________________ , account number______________________________________ or, if mailed by check,  to
________________________________________________________________________________
Applicable statements should be mailed to_______________________________________
________________________________________________________________________________
This information is provided by________________________________________________, as its agent.


                                     B-5-11

                                                                     EXHIBIT B-6

                            [Form of Class A-6 Note]

REGISTERED                                                        $_____________

No. A
                                                                  CUSIP NO.

                  Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

================================================================================
Series 1997-4, Class A-6                  Class A-6 Note  Principal  Balance  as
                                          of the Issue Date:  $15,000,000
--------------------------------------------------------------------------------
Interest Rate:  6.685%
--------------------------------------------------------------------------------
Date of Sale and Servicing Agreement:     Denomination:  $____________

December 1, 1997
--------------------------------------------------------------------------------
First Payment Date:                       Servicer:

January 15, 1998                          Emergent Mortgage Corp.
--------------------------------------------------------------------------------
Final Maturity Date: December 15, 2028    Indenture Trustee:
or, if earlier, the Redemption Date       First Union National Bank
(as defined)
--------------------------------------------------------------------------------
                                          Issue Date:  December 23, 1997
--------------------------------------------------------------------------------
                                          CUSIP:
================================================================================

PAYMENTS IN REDUCTION OF THE NOTE PRINCIPAL BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE


                                     B-6-1

HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

THIS NOTE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE SPONSOR, THE CONTRIBUTOR THE DEPOSITOR OR ANY OF THEIR AFFILIATES. NEITHER THIS NOTE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

                     EMERGENT HOME EQUITY LOAN TRUST 1997-4

                          CLASS A-6 ASSET BACKED NOTES

                  Emergent Home Equity Loan Trust 1997-4, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ($____________), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying
(i) a fraction the numerator of which is the initial Note Principal Balance hereof and the denominator of which is the initial aggregate Note Principal Balance of the Class A-6 Notes by (ii) the aggregate amount, if any, payable on such Payment Date in respect of principal on the Class A-6 Notes pursuant to
Section 8.3 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Final Maturity Date. The unpaid principal of this Note shall accrue interest at the rate of 6.685% per annum, which (except for Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Deferred Amounts (as defined in the Indenture), which shall be due and payable only to the extent funds are available therefor as provided in the Indenture) shall be due and payable on each Payment Date prior to the Final Payment Date and (without regard to the availability of funds for the payment of Shortfall Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts) on the Final Payment Date. The Interest Accrual Period for any Payment Date is the calendar month immediately preceding the month in which such Payment Date occurs. All calculations of interest on the Class A-6 Notes will be based on a 360-day year consisting of twelve 30-day months. Payments in respect of principal and interest will be made of each Payment Date to the Person in whose name this Note is registered on the last Business Day of the month immediately preceding the month of such payment as provided in the Indenture.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of principal and interest (excluding Shortfall


                                     B-6-2

Interest Deferred Amounts and Accrued Shortfall Interest Carry Forward Amounts), all as more fully set forth in the Indenture and the Policy.

                  For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Issuer and has instructed the Indenture Trustee to treat the Notes as indebtedness of the Issuer for federal state tax reporting purposes.

                  Reference is made to the further provisions of this Note following the Indenture Trustee's Certificate of Authentication, which shall have the same effect as though fully set forth herein.

                  Unless the Certificate of Authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-6-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  December __, 1997                  EMERGENT HOME EQUITY LOAN TRUST 1997-4

                                          By: WILMINGTON  TRUST COMPANY,  not in
                                                its  individual  capacity but
                                                solely as Owner Trustee under
                                                the Trust Agreement

                                          By:___________________________________
                                             Name:
                                             Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  December __, 1997                  FIRST UNION NATIONAL BANK, not in its
                                             individual capacity but solely
                                             as Indenture Trustee,

                                          By:___________________________________
                                             Authorized Signatory


                                     B-6-4

                               FURTHER PROVISIONS

                  This Class A-6 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A Asset Backed Notes (herein called the "Class A Notes"), all issued under an Indenture dated as of December 1, 1997 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and First Union National Bank, as trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

                  Principal of the Class A Notes will be payable on each Payment Date in an amount described above. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing January 15, 1998. The term "Payment Date" shall be deemed to include the Final Payment Date and, unless the context otherwise requires, the Final Maturity Date. The Final Maturity Date of the Class A-6 Notes is December 15, 2028 or, if earlier, the Redemption Date (as defined below).

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Payment Date and the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes may be declared, and upon such declaration shall become, due and payable if an Event of Default shall have occurred and be continuing, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  As provided in the Indenture, the Issuer shall have the option (with the consent of the Insurer, if the exercise of such option would result in a draw on the Policy or would result in outstanding amounts due to the Insurer under the Insurance Agreement) to redeem the Notes, in whole but not in part, at the Redemption Price (as defined in the Indenture), on any Payment Date after which the aggregate Class A Note Principal Balance is $14,850,000 or less. In addition, following a final determination by the IRS or by a court of competent jurisdiction, in each case from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, to the effect that the Trust does not and will no longer qualify as a REIT pursuant to Section 856 et seq. of the Code, at any time on or after the date which is 30 calendar days following such final determination, the Insurer may direct the Trust to redeem all of the Classes of Notes then outstanding.

                  As described in the Sale and Servicing Agreement, each of the Insurer and the Servicer shall, subject to certain conditions, have the right to purchase all of the Mortgage Loans


                                     B-6-5
and properties acquired in respect thereof if the aggregate principal balance of the Mortgage Loans and such properties is equal to or less than 5% (in the case of the Insurer) or 10% (in the case of the Servicer) of the aggregate principal balance thereof as of their respective Cut-off Dates. The Trust may, subject to certain conditions, also fund any redemption of the Notes as described above through the sale of Mortgage Loans and related properties. The Sale and Servicing Agreement provides that the Servicer shall have a right of first refusal in respect of certain proposed sales of Mortgage Loans and related properties.

                  So long as this Note is registered in the name of a Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfers of immediately available funds to the Depository or its nominee. Otherwise all payments to the Holder of this Note under the Indenture will be made or caused to be made by or on behalf of the Indenture Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Indenture Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Payment Date and is the registered owner of Class A-6 Notes the aggregate initial Note Principal Balance of which is in excess of $5,000,000, or by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Note Register, provided that the Indenture Trustee may deduct a reasonable wire transfer fee from any payment made by wire transfer. Notwithstanding the above, the final payment on this Note will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

                  Payments in respect of the Class A-6 Notes are limited recourse obligations of the Issuer payable solely from certain collections and recoveries respecting the Mortgage Loans and payments under the Policy, all as more specifically set forth herein, in the Indenture and the Policy. As provided in the Sale and Servicing Agreement and the Indenture, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than payments to Noteholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

                  The Indenture and the Sale and Serving Agreement each permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Indenture Trustee and the rights of the Noteholders under the Indenture and the Sale and Servicing Agreement, as the case may be, at any time by the parties thereto with the consent of the Holders of Notes entitled to at least 66% of the Voting Rights and the Insurer. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture and the Sale and Servicing Agreement each also permit the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Notes. In addition, pursuant to the Indenture and the Sale and Servicing Agreement, the Insurer, so long as no Insurer Default shall have occurred and be continuing, shall, except in limited circumstances, be entitled to exercise all rights of the Noteholders (including voting


                                     B-6-6
rights) under the Indenture and the Sale and Servicing Agreement without any further consent of the Noteholders and, so long as no Insurer Default shall have occurred and be continuing, the consent to any action or other matter of the Insurer shall be deemed to also constitute the consent thereto of the requisite percentage of Noteholders required by the Indenture in respect of such action or matter.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices or agencies appointed by the Indenture Trustee as provided in the
Indenture, (i) duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of the same Class in authorized denominations evidencing the same aggregate principal amount will be issued to the designated transferee or transferees.

                  The Notes are issuable in fully registered form only without coupons in Classes and denominations and in the original principal amounts specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of the same Class in authorized denominations in the same aggregate principal amount, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

                  Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

                  The Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Note Registrar and any agent of the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer or the Note
Registrar may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the


                                     B-6-7

Indenture Trustee, the Owner Trustee, the Insurer, the Note Registrar nor any such agent shall be affected by notice to the contrary.

                  The recitals contained herein shall be taken as statements of the Issuer and the Indenture Trustee assumes no responsibility for their correctness.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Contributor, the Depositor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Contributor, the Depositor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Sponsor, the Contributor, the Depositor, or the Issuer or join in any institution against the Sponsor, the Contributor, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights


                                     B-6-8
and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of a Default or an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     B-6-9

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM - as tenants in common
                  UNIF GIFT MIN ACT -                          Custodian
                                                             (Cuss) (Minor)
                  TEN ENT - as tenants by the entireties
                  under Uniform Gifts to Minors Act
                  JT TEN  - as joint tenants with rights
                            of survivorship and not as          (State)
                            tenants in common

                  Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

                  FOR VALUED RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)______________________________________________
________________________________________________________________________________
the within Note on the books kept for registration thereof, with full power of substitution in the premises.

                  I (we) further direct the Note Registrar to issue a new Note of like tenor to the above named assignee and deliver such Note to the following address:________________________________________________________________________
________________________________________________________________________________

Dated:
                                           _____________________________________
                                           Signature by or on behalf of assignor

                                           _____________________________________
                                           Signature Guaranteed


                                     B-6-10

                               PAYMENT INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Payments shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
_______________________________for the account of_____________________________ , account number______________________________________ or, if mailed by check,  to
________________________________________________________________________________
Applicable statements should be mailed to_______________________________________
________________________________________________________________________________
This information is provided by________________________________________________, as its agent.

                                     B-6-11